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TAXABLE BOND & MONEY MARKET FUNDS

CASH MANAGEMENT

GOVERNMENT

INVESTMENT GRADE

FUND FOR INCOME

ANNUAL REPORT
September 30, 2002



Bond Market Overview
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS INVESTMENT GRADE FUND
FIRST INVESTORS FUND FOR INCOME, INC.

Dear Investor:

We are pleased to present this Bond Market Overview as a background for the annual reports for the First Investors taxable bond and money market funds for the fiscal year ended September 30, 2002.

In general, the bond market posted solid results over the reporting period. The primary factors that impacted the market were the sluggish economy, low inflation, the weak stock market and geopolitical instability (in particular, terrorism and Iraq).

The economy, recovering from the 2001 recession, grew at a mild 3% pace over the past 12 months. Although the unemployment rate rose from 5% to 5.6%, the consumer sector accounted for most of the economy's growth, assisted by the low interest rate environment. The lowest mortgage rates in 40 years spurred record new home sales and mortgage refinancings, which increased consumers' discretionary income. Zero-percent auto financing helped boost retail sales 6.3% over the past 12 months. Inflation was benign as the consumer price index (CPI), the traditional inflation benchmark, fell from 2.6% to 1.5%. Lower prices benefited the consumer, but did not help businesses. In contrast to the consumer sector, the business sector was weak. Businesses endured poor earnings, falling share prices, accounting scandals, lack of pricing power and geopolitical uncertainty. These negative factors discouraged capital investment and hiring. Industrial production increased only 1.5% year-over-year, and manufacturing payrolls declined by 786,000 employees.

In an effort to revive the slumping economy, the Federal Reserve (the "Fed") continued to ease monetary policy during the fourth quarter of 2001. The Fed cut the federal funds rate three times in the fourth quarter of 2001 to 1.75%, the lowest rate in 40 years. In 2002, the Fed put monetary policy on hold, leaving the federal funds rate unchanged through September 30. As the review period ended, the Fed signaled a heightened concern about economic weakness, suggesting a bias toward easing again.

The bond market experienced a substantial rally during the reporting period, as interest rates declined significantly. For example, the two-year Treasury note began the period at 2.85% and ended the period at 1.69%, and the 10-year Treasury note yield dropped from 4.58% to 3.60%. These yields were the lowest since the 1960s.

Most other sectors of the bond market also posted strong returns during the reporting period. The Lehman Aggregate Bond Market Index was up 8.60%. Among the sectors of the bond market, U.S. government securities had the highest return, as the Lehman U.S. Government Index increased by



Bond Market Overview (continued)
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS INVESTMENT GRADE FUND
FIRST INVESTORS FUND FOR INCOME, INC.

10.04%. Government securities benefited from their high credit quality and liquidity, and were seen as a "safe haven." Corporate bonds had the second best performance, as the Lehman Corporate Index increased by 7.56%. The returns of corporate bonds varied substantially by issuer and credit rating. Higher quality bonds substantially outperformed those of lower credit quality. Mortgage-backed securities also posted solid performance as the Lehman Mortgage-Backed Index was up 7.36%. This sector benefited from high credit ratings and relatively high yields, although returns were held back by the record number of mortgage refinancings in the third quarter of this year. High yield bonds posted disappointing results, as the Lehman High Yield Index was down 2.30%. The highly indebted companies in this sector were particularly vulnerable to the sub-par economic recovery, weak stock market and corporate governance issues.

Because it is impossible to predict the future direction of the markets, particularly over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.* First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our clients to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. It's important to note that systematic investment programs like dollar cost averaging do not assure a profit or protect against loss in declining markets. These types of plans involve regular investment in securities, regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.



Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income
First Investors Management Company, Inc.

October 31, 2002

* There are a variety of risks associated with investing in mutual funds. For stock funds, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock funds, such as small-cap, global and international funds. For bond funds, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay interest and/or principal when due. You should consult your prospectus for a precise explanation of the risks associated with your fund.



Portfolio Manager's Letter
FIRST INVESTORS CASH MANAGEMENT FUND, INC.

Dear Investor:

This is the annual report for the First Investors Cash Management Fund for the fiscal year ended September 30, 2002. During the period, the Fund's return on a net asset value basis was 1.4% for Class A shares and 0.6% for Class B shares. The Fund maintained a $1.00 net asset value for each class of shares throughout the year.

The primary factors that drove the Fund's performance during the fiscal year were the sluggish economic recovery and the low interest rate environment.

Short-term interest rates remained generally stable for much of the period, albeit at their lowest levels in decades. The Federal Reserve continued to lower the federal funds rate during the last quarter of 2001 against a backdrop of a slowing manufacturing sector, higher oil prices and a declining stock market. Though the economy has improved marginally, manufacturing remains weak, oil prices are still close to $30 per barrel, equity prices remain depressed, the employment market continues to contract and global political uncertainties have increased.

The review period was a challenging one for the financial markets. The equity markets remained volatile and trended lower as corporate earnings declined and accounting scandals roiled investor confidence. The bond markets, in general, had better returns, but were also subject to volatility. The corporate bond market was negatively affected by the overall weakness in corporate credit quality and the resulting increase in relative borrowing costs to issuers.

Money market funds remained an integral part of the financial markets during the last year, continuing to offer investors stability of principal and the convenience of liquidity. Investors remained protected by the stringent regulations that govern money market fund investments. This highlights the importance of the quality, diversity and maturity guidelines under which money market funds operate.

The Fund invested a large portion of its assets in U.S. government and agency securities in an effort to mitigate credit risk in the portfolio. It also invested large portions of its assets in securities issued by domestic corporations and banks. As corporate credit quality deteriorated, however, the Fund increased its diversification among corporate issuers. In addition to limiting exposure to any one issuer, the Fund also began to limit investments in corporate issuers to those with shorter maturity terms.

The Fund maintained a weighted average maturity that was longer than its peer average throughout most of the reporting period. Though interest rates were low and stable, the yield curve remained positively sloped during most of the period and offered opportunities for incremental return by investing in securities with longer maturities. The Fund also effectively used corporate bonds and notes for incremental return, in addition to floating rate securities and various types of callable securities.

While the potential returns offered by money market funds are typically lower than returns offered by other types of mutual funds, these funds also generally entail lower risk. Other key attractions to money market funds are liquidity, easy access to account information, generally free check-writing privileges and a return that is comparable to that available on most bank savings and checking accounts. These characteristics have made money market funds popular, and explain why assets in this sector have increased sharply over the years.

Although money market funds are relatively conservative vehicles, there can be no assurance that they will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund will continue to purchase only those securities considered at the time of purchase to present minimal credit risk to its shareholders. In addition, the Fund is likely to maintain a large portion of its assets in U.S. government and agency securities while maintaining a weighted average maturity that is slightly longer than that of its peers.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ MICHAEL J. O'KEEFE

Michael J. O'Keefe
Vice President
and Portfolio Manager

October 31, 2002



Portfolio of Investments
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                       Interest                  $10,000 of
     Amount   Security                                                                Rate*          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE NOTES--55.5%
    $3,500M   Abbott Laboratories, 11/1/02                                            1.71%     $3,494,838        $176
     5,500M   Bank of America Corp., 10/18/02                                         1.67       5,495,654         276
     4,500M   Bank of New York, 10/23/02                                              1.65       4,495,454         226
     3,000M   Bank of New York, 1/8/03                                                1.67       2,986,214         150
     5,000M   Coca-Cola Co., 10/8/02                                                  1.65       4,998,392         252
     5,000M   Dow Jones & Co., Inc., 10/21/02                                         1.72       4,995,219         252
     5,700M   DuPont (E.I.) de Nemours & Co., 10/7/02                                 1.72       5,698,364         286
     5,000M   General Electric Capital Corp., 10/8/02                                 1.75       4,998,298         252
     5,000M   International Business Machines Corp.,
                11/22/02                                                              1.70       4,987,718         251
     5,000M   J.P. Morgan Chase & Co., 1/17/03                                        1.80       5,000,000         252
     4,500M   Johnson & Johnson, 10/15/02                                             1.73       4,496,958         227
     4,485M   Kimberly Clark Corp., 11/19/02                                          1.72       4,474,494         225
     4,700M   Lubrizol Corp., 10/1/02                                                 1.95       4,700,000         237
     6,000M   McGraw-Hill Cos., Inc., 12/3/02                                         1.68       5,982,340         301
     3,000M   Merck & Co., Inc., 11/22/02                                             1.71       2,992,587         151
     3,000M   Merck & Co., Inc., 12/20/02                                             1.70       2,988,662         151
     2,550M   Merrill Lynch & Co., Inc., 1/6/03                                       2.31       2,573,745         130
       835M   Merrill Lynch & Co., Inc., 2/12/03                                      2.51         845,321          43
     5,100M   Paccar Financial Corp., 12/20/02                                        1.72       5,080,499         256
     5,000M   Pfizer, Inc., 10/31/02                                                  1.72       4,992,827         252
     5,000M   Proctor & Gamble Co., 10/24/02                                          1.72       4,994,489         252
     5,000M   Prudential Funding Co., 10/7/02                                         1.62       4,998,650         252
     3,000M   Schering-Plough Corp., 10/8/02                                          1.68       2,999,018         151
     5,000M   Schering-Plough Corp., 12/12/02                                         1.71       4,982,884         251
     1,000M   Southwestern Bell Telephone Co.,
                10/15/02                                                              1.90       1,001,607          50
     5,000M   Wal-Mart Stores, Inc., 10/8/02                                          1.73       4,998,318         252
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Notes (cost $110,252,550)                                             110,252,550       5,554
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--29.3%
              Federal Home Loan Bank:
     1,000M     10/10/02                                                              2.15       1,000,908          50
     1,000M     11/15/02                                                              1.73       1,005,561          51
       815M     11/15/02                                                              1.74         819,483          41
     1,000M     12/3/02                                                               1.75       1,007,252          51
       600M     1/13/03                                                               1.70         605,547          31
     1,000M     2/14/03                                                               1.96       1,010,975          51
     2,800M     2/28/03                                                               2.38       2,829,165         143
     1,400M     2/28/03                                                               2.60       1,413,311          71
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                       Interest                  $10,000 of
     Amount   Security                                                                Rate*          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Federal Home Loan Bank (continued):
      $795M     3/7/03                                                                2.15%       $795,445         $40
       500M     3/27/03                                                               1.65         510,530          26
     3,650M     4/17/03                                                               2.60       3,650,219         184
     2,000M     4/25/03                                                               2.10       2,026,605         102
     2,800M     6/27/03                                                               2.58       2,800,000         141
       500M     8/28/03                                                               1.70         517,868          26
     1,000M     9/10/03                                                               1.98       1,000,000          50
     2,500M     9/17/03                                                               1.98       2,500,000         126
     2,000M     9/23/03                                                               2.06       2,000,000         101
     5,375M     10/8/03                                                               1.99       5,375,000         271
     2,260M     10/10/03                                                              1.98       2,260,000         114
              Federal Home Loan Mortgage Corporation:
     4,095M     10/4/02                                                               1.70       4,094,419         206
     3,437M     10/15/02                                                              1.85       3,442,695         173
     3,800M     1/30/03                                                               2.61       3,766,386         190
     1,000M     3/15/03                                                               1.98       1,012,349          51
       575M     3/24/03                                                               2.35         585,530          29
     1,000M     3/27/03                                                               1.74         991,434          50
       500M     7/15/03                                                               1.75         515,516          26
              Federal National Mortgage Association:
       700M     10/10/02                                                              2.32         700,606          35
     1,000M     10/21/02                                                              2.10       1,002,193          50
     1,000M     11/12/02                                                              2.42       1,005,196          51
       930M     11/15/02                                                              2.15         934,593          47
     3,021M     3/15/03                                                               2.75       2,983,168         150
       500M     4/17/03                                                               3.85         503,132          26
     3,600M   Student Loan Marketing Association,
                2/28/03                                                               2.43       3,600,000         181
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Obligations
(cost $58,265,086)                                                                              58,265,086       2,935
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                       Interest                  $10,000 of
     Amount   Security                                                                Rate*          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--11.9%
              U.S. Treasury Bills:
    $5,000M     10/3/02                                                               1.66%     $4,999,538        $252
     2,000M     10/10/02                                                              1.57       1,999,215         101
     8,500M     10/10/02                                                              1.69       8,496,406         428
     5,000M     10/17/02                                                              1.67       4,996,288         252
     3,000M   U.S. Treasury Note, 2/28/03                                             2.33       3,038,701         153
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations
(cost $23,530,148)                                                                              23,530,148       1,186
----------------------------------------------------------------------------------------------------------------------
              FLOATING RATE NOTES--3.1%
     1,560M   Merrill Lynch & Co., Inc., 4/1/03                                       1.79       1,559,758          79
     4,600M   Student Loan Marketing Association,
                1/16/03                                                               1.67       4,600,000         231
----------------------------------------------------------------------------------------------------------------------
Total Value of Floating Rate Notes (cost $6,159,758)                                             6,159,758         310
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $198,207,542) +                                      99.8%    198,207,542       9,985
Other Assets, Less Liabilities                                                          .2         290,990          15
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $198,498,532     $10,000
======================================================================================================================

* The interest rates shown for the corporate notes, U.S. Government agency obligations and U.S. Government obligations are the effective rates at the time of purchase by the Fund. The interest rates shown on the floating rate notes are adjusted periodically and are the rates in effect at September 30, 2002.

+ Aggregate cost for federal income tax purposes is the same.

See notes to financial statements




Portfolio Manager's Letter
FIRST INVESTORS GOVERNMENT FUND, INC.

Dear Investor:

This is the annual report for the First Investors Government Fund for the fiscal year ended September 30, 2002. During the period, the Fund's return on a net asset value basis was 6.2% for Class A shares and 5.3% for Class B shares, compared to a return of 6.8% for the Lipper Government National Mortgage Association (GNMA) fund group. During the period, the Fund declared dividends from net investment income of 59.1 cents per share on Class A shares and 50.7 cents per share on Class B shares.

The Fund invests primarily in Government National Mortgage Association
(GNMA) mortgage-backed bonds ("Ginnie Maes"). The primary factors that drove the Fund's performance during the reporting period were the general decline in interest rates, and the increase in prepayments on mortgage-backed securities due to refinancing activity.

In general, yields on mortgage-backed securities declined substantially during the reporting period, boosting performance for the sector. Yields on current coupon mortgage-backed bonds fell approximately 100 basis points (1.0%). The effective 30-year mortgage rate ended the period at 6.05%, the lowest level in 40 years. Prepayment activity hit a historically high level in the third quarter of 2002 as homeowners took advantage of low mortgage rates and rising home values to refinance mortgages and access the equity in their homes. In general, the sector benefited from high credit quality (particularly Ginnie Maes, which are rated AAA and backed by the U.S. government) and high yields relative to Treasury securities.

The Fund's strategy focused on managing interest rate and prepayment risk. Interest rate risk (the risk that a bond's value will decline in response to an increase in interest rates) was managed by varying the amount of the Fund's assets that were invested in Treasury securities (generally 5%-10% of the Fund's assets), as well as by adjusting the average coupon of the Fund's mortgage-backed securities. Prepayment risk (the risk that mortgages will be prepaid and the proceeds reinvested in lower-yielding securities) was managed by reducing the average coupon rate of the Fund's mortgage-backed holdings.

The Fund began the review period with 88% of its assets in mortgage-backed bonds, 8% in Treasury securities and 4% in cash equivalents. As interest rates rose in the first quarter of 2002, the Fund sold a portion of its Treasury position and added to GNMA holdings. When rates began to decline in the second quarter of 2002, the Fund shifted 6% of its assets from GNMAs to U.S. government securities to increase potential price appreciation and decrease prepayment risk. The Fund also focused on decreasing prepayment risk by replacing "fast-paying" GNMA pools with pools that we believe have favorable prepayment characteristics (such as low loan balances) to decrease prepayment risk.



Portfolio Manager's Letter (continued)
FIRST INVESTORS GOVERNMENT FUND, INC.

While the Fund benefited from these moves, returns would have been higher with less exposure to the Treasury market in the fourth quarter of 2001 and a more aggressive reduction in the Fund's weighted-average coupon as interest rates fell during the summer of 2002.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Director of Fixed Income
and Portfolio Manager

October 31, 2002



Cumulative Performance Information
FIRST INVESTORS GOVERNMENT FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors Government Fund, Inc. (Class A shares), the Salomon Brothers Mortgage Index and the Salomon Brothers Treasury/Government Sponsored Index.

GOVERNMENT FUND CLASS A GRAPH PLOTS
As of September 30, 2002
                                                                      SALOMON
                        FIRST INVESTORS        SALOMON              TREASURY/
                        GOVERNMENT FUND       MORTGAGE             GOVERNMENT
DEC-92                          $ 9,425        $10,000                $10,000
DEC-93                            9,802         10,704                 11,068
DEC-94                            9,487         10,551                 10,695
DEC-95                           10,908         12,320                 12,663
DEC-96                           11,291         12,981                 13,035
DEC-97                           12,239         14,184                 14,293
SEP-98                           13,000         15,046                 15,712
SEP-99                           12,994         15,409                 15,444
SEP-00                           13,861         16,555                 16,548
SEP-01                           15,343         18,593                 18,737
SEP-02                           16,215         19,986                 20,628


(INSET BOX IN CHART READS:)
                             Average Annual Total Returns*
Class A Shares           N.A.V. Only     S.E.C. Standardized
  One Year                  6.16%               0.03%
  Five Years                6.34%               5.09%
  Ten Years                 5.64%               5.02%
  S.E.C. 30-Day Yield                 4.69%
Class B Shares
  One Year                  5.29%               1.29%
  Five Years                5.55%               5.23%
  Since Inception
  (1/12/95)                 6.43%               6.43%
  S.E.C. 30-Day Yield                 4.28%

The graph compares a $10,000 investment in the First Investors Government Fund, Inc. (Class A shares) beginning 12/31/92 with theoretical investments in the Salomon Brothers Mortgage Index and the Salomon Brothers Treasury/Government Sponsored Index. The Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes. The Salomon Brothers Treasury/Government Sponsored Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Indices is trader-priced, and the Indices follow consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in these Indices. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/02) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 and 7/1/93, the maximum sales charges were 6.25% and 6.9%, respectively). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (0.40%), 4.66% and 4.69%, respectively, and the S.E.C. 30-Day Yield for September 2002 would have been 4.26%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been 0.87%, 4.82% and 6.05%, respectively, and the S.E.C. 30-Day Yield for September 2002 would have been 3.93%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Mortgage Index and Salomon Brothers Treasury/Government Sponsored Index figures are from Salomon Brothers and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS GOVERNMENT FUND, INC.
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MORTGAGE-BACKED CERTIFICATES--95.6%
              Federal National Mortgage Association--10.2%
   $14,522M     6%, 9/1/2032                                                                   $14,942,919        $809
     3,515M     8%, 9/1/2027                                                                     3,784,101         205
----------------------------------------------------------------------------------------------------------------------
                                                                                                18,727,020       1,014
----------------------------------------------------------------------------------------------------------------------
              Government National Mortgage Association I
              Program -- 70.4%
    27,005M     6%, 8/15/2031-10/23/2032                                                        28,025,772       1,518
    49,793M     6.5%, 3/15/2028-7/15/2032                                                       52,004,846       2,816
    24,204M     7%, 7/15/2027-8/15/2032                                                         25,451,415       1,378
    12,721M     7.5%, 7/15/2023-1/15/2030                                                       13,549,211         734
     7,016M     8%, 4/15/2030-6/15/2030                                                          7,532,646         408
     3,236M     8.5%, 11/15/2030-10/15/2031                                                      3,503,831         190
----------------------------------------------------------------------------------------------------------------------
                                                                                               130,067,721       7,044
----------------------------------------------------------------------------------------------------------------------
              Government National Mortgage Association II
              Program -- 15.0%
     4,362M     6.5%, 10/20/2028-1/20/2029                                                       4,540,217         246
    16,391M     7%, 6/20/2023-10/20/2029                                                        17,196,293         931
     5,572M     7.5%, 12/20/2022-10/20/2023                                                      5,932,587         321
----------------------------------------------------------------------------------------------------------------------
                                                                                                27,669,097       1,498
----------------------------------------------------------------------------------------------------------------------
Total Value of Mortgage-Backed Certificates (cost $171,101,767)                                176,463,838       9,556
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES -- 5.9%
     2,300M   American International Group, Inc., 1.7%, 10/2/02                                  2,299,891         125
     4,000M   General Electric Capital Corp., 1.74%, 10/4/02                                     3,999,420         217
     4,700M   Prudential Funding, Inc., 1.62%, 10/7/02                                           4,698,731         254
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $10,998,042)                                    10,998,042         596
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $182,099,809)                                       101.5%    187,461,880      10,152
Excess of Liabilities Over Other Assets                                               (1.5)     (2,801,258)       (152)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $184,660,622     $10,000
======================================================================================================================

See notes to financial statements




Portfolio Manager's Letter
FIRST INVESTORS INVESTMENT GRADE FUND

Dear Investor:

This is the annual report for the First Investors Investment Grade Fund for the fiscal year ended September 30, 2002. During the period, the Fund's return on a net asset value basis was 6.5% for Class A shares and 5.6% for Class B shares, compared to a return of 4.9% for the Lipper Corporate Debt BBB Rated fund group. During the period, the Fund declared dividends from net investment income of 57.7 cents per share on Class A shares and 50.6 cents per share on Class B shares.

The Fund's performance was driven mainly by the sluggish economic recovery and the falling interest rate environment. Performance was also affected by the avoidance of the brunt of corporate scandals and careful analysis of credit issues.

Although the Fund's performance was positive, the investment grade corporate bond market faced challenges during the period. As is often the case, the key challenges that defined these twelve months were very different from what the world expected as the year began. Immediately after the terrorist attacks in September, there were widespread expectations of a bad economic contraction. After all, economic activity had been decelerating before the cataclysmic event and much equity value had evaporated in the immediate aftermath. Instead, we saw a surprisingly steady macroeconomic picture, thanks to falling interest rates and a rally in the Treasury market.

In addition to the usual company-specific challenges, some large and favored sectors of the market stumbled badly after benefiting from a very aggressive investing climate during the late 1990s and 2000. In particular, the telecommunications, technology, deregulated utilities and energy trading sectors faced some real, practical problems. Then, Enron failed spectacularly in November. The rot underlying Enron created very profound implications for corporate financing and governance for the remainder of the reporting period. Investor confidence suffered badly, as a number of incidents in close succession caused markets to become very negative, which hurt valuations and the trading liquidity of corporate bonds.

After Enron, bond rating agencies became especially anxious to bolster their credibility. Markets correctly anticipated that this defensiveness would affect vulnerable credits most severely. Other abuses became public throughout the reporting period. As an example, when accounting fraud at WorldCom was reported, the disclosure destroyed that company's finances, hurt the telecom sector, scared many corporate bond investors and generally harmed the corporate bond sector. Despite all the negative events in the early part of 2002, investment grade corporate bonds rallied in August when they became perceived as being undervalued.



Portfolio Manager's Letter (continued)
FIRST INVESTORS INVESTMENT GRADE FUND

In a year that was defined by event risk, the Fund did well compared to its peers. Success came from a few basic sources. The Fund's diversified portfolio was distributed across many industries and companies. In the aftermath of September 11, 2001, the Fund's holdings in cyclical industries such as automotive, retail, and manufacturing outperformed for much of the reporting period. Later in the reporting period, as economic growth slowed, some of these holdings gave back portions of their earlier gains. Defensive industries such as food and food retailing, health care and consumer nondurables performed well. Real estate investment trusts, many of which we bought in 2001, proved to be solid performers.

The Fund's holdings in deregulated industries, such as telecommunications and diversified energy companies, posted disappointing results. In these sectors, the difficulties of competition were compounded by corporate wrongdoing. External factors and company-specific problems often triggered a virtual stampede of sellers when bad news occurred. The Fund has been well served by often being among the earlier sellers when bonds held in the Fund encountered difficulties.

Looking ahead, much of the outlook is colored by the uncertainty about the war on terrorism and the probability of war in Iraq. The drag on the economy caused by these uncertainties could persist, worsen or be removed. Regardless of the direction of the economy and the market, the Fund will continue to seek out investment grade corporate bonds that represent solid values.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ GEORGE V. GANTER

George V. Ganter
Vice President
and Portfolio Manager

October 31, 2002



Cumulative Performance Information
FIRST INVESTORS INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First
Investors Investment Grade Fund (Class A shares) and the Lehman Brothers U.S. Credit Index.

INVESTMENT GRADE FUND CLASS A GRAPH PLOTS
As of September 30, 2002
                                   INVESTMENT GRADE                 LEHMAN
DEC-92                                      $ 9,425                $10,000
DEC-93                                       10,543                 11,216
DEC-94                                       10,056                 10,775
DEC-95                                       12,007                 13,173
DEC-96                                       12,294                 13,605
DEC-97                                       13,417                 14,997
SEP-98                                       14,612                 16,184
SEP-99                                       14,134                 15,958
SEP-00                                       14,908                 16,890
SEP-01                                       16,571                 19,045
SEP-02                                       17,628                 20,604

(INSET BOX IN CHART READS:)
                               Average Annual Total Returns*
Class A Shares             N.A.V. Only      S.E.C. Standardized
  One Year                    6.48%               0.32%
  Five Years                  6.21%               4.96%
  Ten Years                   6.37%               5.75%
  S.E.C. 30-Day Yield                   4.51%
Class B Shares
  One Year                    5.61%               1.61%
  Five Years                  5.44%               5.12%
  Since Inception
  (1/12/95)                   6.71%               6.71%
  S.E.C. 30-Day Yield                   4.05%

The graph compares a $10,000 investment in the First Investors Investment Grade Fund (Class A shares) beginning 12/31/92 with a theoretical investment in the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Credit Index includes all publicly issued, fixed-rate, nonconvertible investment grade dollar-denominated, S.E.C.-registered corporate debt. All issues have at least one year to maturity and an outstanding par value of at least $150 million. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/02) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 and 7/1/93, the maximum sales charges were 6.25% and 6.9%, respectively). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (0.02%), 4.60% and 5.25%, respectively, and the S.E.C. 30-Day Yield for September 2002 would have been 4.30%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been 1.23%, 4.73% and 6.31%, respectively, and the S.E.C. 30-Day Yield for September 2002 would have been 3.81%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers U.S. Credit Index figures are from Lehman Brothers, Inc. and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS INVESTMENT GRADE FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                                                   $10,000 of
   Amount   Security                                                                                 Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--84.1%
              Aerospace/Defense--1.6%
    $1,000M   Honeywell International, Inc., 7.5%, 2010                                         $1,180,203         $95
       700M   Precision Castparts Corp., 8.75%, 2005                                               777,142          62
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,957,345         157
----------------------------------------------------------------------------------------------------------------------
              Automotive--3.9%
     1,050M   DaimlerChrysler NA Holdings Corp., 8%, 2010                                        1,200,956          96
       750M   Ford Motor Co., 8.9%, 2032                                                           728,222          58
       800M   Goodyear Tire & Rubber Co., 8.5%, 2007                                               734,792          59
              Lear Corp.:
       500M     7.96%, 2005                                                                        517,500          42
       300M     8.11%, 2009                                                                        312,000          25
       730M   Navistar International Corp., 8%, 2008                                               624,150          50
       700M   Visteon Corp., 8.25%, 2010                                                           762,523          61
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,880,143         391
----------------------------------------------------------------------------------------------------------------------
              Chemicals--1.2%
       750M   Du Pont (E.I.) de Nemours & Co., 8.125%, 2004                                        814,799          65
       700M   Lubrizol Corp., 7.25%, 2025                                                          744,913          60
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,559,712         125
----------------------------------------------------------------------------------------------------------------------
              Communication Services--.1%
       725M   MetroNet Communications Corp., 0%-9.95%, 2008                                         83,375           7
----------------------------------------------------------------------------------------------------------------------
              Energy--5.6%
       875M   Ashland Oil, Inc., 8.8%, 2012                                                      1,097,841          88
       700M   Baroid Corp., 8%, 2003                                                               697,373          56
       500M   Mobil Corp., 8.625%, 2021                                                            680,969          55
       750M   Phillips Petroleum Co., 7.2%, 2023                                                   785,964          63
       833M   Repsol International Finance, 7.45%, 2005                                            844,421          68
       975M   Sunoco, Inc., 9.375%, 2016                                                         1,113,774          89
       800M   Texaco Capital, Inc., 8.25%, 2006                                                    955,164          76
       800M   Veritas DGC, Inc., 9.75%, 2003                                                       796,000          63
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,971,506         558
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                                                   $10,000 of
   Amount   Security                                                                                 Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Financial--5.3%
    $1,400M   CIT Group Holdings, 7.75%, 2012                                                   $1,525,710        $122
     1,200M   First Union National Bank, 7.8%, 2010                                              1,458,985         117
       400M   Ford Motor Credit Co., 9.03%, 2009                                                   417,399          34
              General Electric Capital Corp.:
       700M     7.875%, 2006                                                                       816,239          65
       700M     8.5%, 2008                                                                         866,237          69
     1,550M   General Motors Acceptance Corp., 7.75%, 2010                                       1,607,093         129
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,691,663         536
----------------------------------------------------------------------------------------------------------------------
              Financial Services--11.7%
     1,067M   Bank of America Corp., 7.8%, 2010                                                  1,291,604         103
              Bank One Corp.:
       750M     7.6%, 2007                                                                         880,182          70
       700M     7.875%, 2010                                                                       850,030          68
       200M   BB&T Corp., 6.375%, 2005                                                             217,660          18
       700M   Chase Manhattan Corp., 7.875%, 2010                                                  814,086          65
       800M   Citicorp, 8%, 2003                                                                   815,711          65
     1,000M   Fleet Capital Trust II, 7.92%, 2026                                                1,071,678          86
       900M   Florida Windstorm Underwriting Association,
                7.125%, 2019 +                                                                   1,015,431          81
     1,200M   Greenpoint Bank, 9.25%, 2010                                                       1,416,768         114
       775M   Huntington National Bank, 8%, 2010                                                   923,872          74
       795M   Manufacturers & Traders Trust Co., 8%, 2010                                          954,358          76
       900M   Old National Bank, 6.75%, 2011                                                     1,005,862          81
       800M   PNC Funding Corp., 6.125%, 2009                                                      841,790          67
       750M   Republic NY Corp., 7.75%, 2009                                                       897,682          72
     1,375M   Washington Mutual, Inc., 8.25%, 2010                                               1,670,595         134
----------------------------------------------------------------------------------------------------------------------
                                                                                                14,667,309       1,174
----------------------------------------------------------------------------------------------------------------------
              Food/Beverage/Tobacco--4.1%
     1,050M   Coca-Cola Enterprises, Inc., 7.125%, 2009                                          1,249,445         100
     1,625M   ConAgra Foods, Inc., 6.75%, 2011                                                   1,859,028         149
       700M   Hershey Foods Corp., 6.7%, 2005                                                      779,875          63
     1,000M   Pepsi Bottling Group, Inc., 7%, 2029                                               1,202,025          96
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,090,373         408
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS INVESTMENT GRADE FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                                                   $10,000 of
   Amount   Security                                                                                 Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Food/Drug--3.8%
    $1,850M   Delhaize America, Inc., 8.125%, 2011                                              $1,694,850        $136
     1,600M   Kroger Co., 7%, 2018                                                               1,693,982         136
              Safeway, Inc.:
       450M     9.3%, 2007                                                                         544,168          43
       700M     6.5%, 2011                                                                         764,644          61
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,697,644         376
----------------------------------------------------------------------------------------------------------------------
              Forest Products/Containers--2.5%
              International Paper Co.:
       700M     8.125%, 2005                                                                       789,151          63
       950M     6.75%, 2011                                                                      1,053,538          84
     1,100M   Weyerhaeuser Co., 7.25%, 2013                                                      1,246,350         100
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,089,039         247
----------------------------------------------------------------------------------------------------------------------
              Gaming/Leisure--1.3%
       750M   MGM Mirage, Inc., 8.5%, 2010                                                         802,184          64
       750M   Park Place Entertainment Corp., 9.375%, 2007                                         796,875          64
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,599,059         128
----------------------------------------------------------------------------------------------------------------------
              Health Care--2.8%
       950M   Becton, Dickinson & Co., 7.15%, 2009                                               1,097,394          88
       775M   Columbia/HCA Healthcare, Inc., 7.5%, 2023                                            780,206          63
     1,500M   Wyeth, 6.7%, 2011                                                                  1,653,845         132
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,531,445         283
----------------------------------------------------------------------------------------------------------------------
              Manufacturing--2.9%
       875M   Ingersoll-Rand Co., 9%, 2021                                                       1,131,792          91
     1,300M   Newell Rubbermaid, Inc., 6.75%, 2012                                               1,501,081         120
       800M   United Technologies Corp., 7.125%, 2010                                              941,791          75
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,574,664         286
----------------------------------------------------------------------------------------------------------------------
              Media - Broadcasting--2.6%
     1,100M   Comcast Cable Communications, Inc., 8.375%, 2007                                   1,095,728          88
     1,480M   Cox Enterprises, Inc., 8%, 2007 +                                                  1,520,437         122
       700M   PanAmSat Corp., 6.375%, 2008                                                         641,312          51
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,257,477         261
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                                                   $10,000 of
   Amount   Security                                                                                 Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Media - Diversified--4.8%
      $500M   Houghton Mifflin Co., 7.2%, 2011                                                    $425,765         $34
       700M   New York Times Co., 7.625%, 2005                                                     780,106          62
     1,200M   News America Holdings, Inc., 8.5%, 2005                                            1,283,102         103
     1,000M   Time Warner, Inc., 6.875%, 2018                                                      825,932          66
              Viacom, Inc.:
       775M     7.75%, 2005                                                                        855,758          69
       500M     8.625%, 2012                                                                       627,995          50
       360M     8.875%, 2014                                                                       460,965          37
       700M   Walt Disney Co., 7.3%, 2005                                                          755,287          60
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,014,910         481
----------------------------------------------------------------------------------------------------------------------
              Metals/Mining--1.4%
       850M   Hanson PLC, 7.875%, 2010                                                             992,352          79
       700M   Thiokol Corp., 6.625%, 2008                                                          791,403          64
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,783,755         143
----------------------------------------------------------------------------------------------------------------------
              Real Estate--6.7%
     1,400M   AvalonBay Communities, Inc., 7.5%, 2010                                            1,608,942         129
     1,150M   Duke-Weeks Realty Corp., 7.75%, 2009                                               1,348,458         108
     1,705M   EOP Operating LP, 8.1%, 2010                                                       2,000,582         160
     1,300M   Mack-Cali Realty LP, 7.75%, 2011                                                   1,466,698         117
     1,675M   Simon Property Group, Inc., 7.875%, 2016 +                                         1,982,300         159
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,406,980         673
----------------------------------------------------------------------------------------------------------------------
              Retail - General Merchandise--5.5%
     1,750M   Federated Department Stores, Inc., 7.45%, 2017                                     2,046,244         164
       900M   Lowe's Companies, Inc., 8.25%, 2010                                                1,105,686          89
       800M   RadioShack Corp., 7.375%, 2011                                                       891,030          71
     1,250M   Target Corp., 7.5%, 2010                                                           1,506,650         121
              Wal-Mart Stores, Inc.:
       700M     8%, 2006                                                                           829,144          66
       400M     8.5%, 2024                                                                         453,608          36
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,832,362         547
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS INVESTMENT GRADE FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                                                   $10,000 of
   Amount   Security                                                                                 Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Services--1.7%
      $750M   Allied Waste NA, Inc., 8.875%, 2008                                                 $731,250         $59
              ERAC USA Finance Enterprise Co.:
       750M     9.125%, 2004                                                                       834,871          67
       520M     8%, 2011 +                                                                         580,724          46
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,146,845         172
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--4.3%
       500M   Chesapeake Potomac Telephone Co. of Maryland,
                8.3%, 2031                                                                         547,810          44
     1,050M   Deutsche Telekom AG, 8.5%, 2010                                                    1,153,680          92
       725M   Global Crossing Holding, Ltd., 9.125%, 2006 ++                                        15,406           1
              GTE Corp.:
       542M     6.84%, 2018                                                                        519,815          42
     1,400M     7.9%, 2027                                                                       1,464,565         117
       750M   Qwest Capital Funding, Inc., 7.9%, 2010                                              341,250          27
       725M   Sprint Capital Corp., 6.375%, 2009                                                   482,480          39
       750M   Vodafone AirTouch PLC, 7.75%, 2010                                                   849,702          68
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,374,708         430
----------------------------------------------------------------------------------------------------------------------
              Transportation--3.8%
              Burlington Northern Santa Fe Corp.:
       725M     7.875%, 2007                                                                       848,106          68
       700M     7.125%, 2010                                                                       807,903          65
              Canadian National Railway Co.:
       810M     6.45%, 2006                                                                        897,051          72
       850M     7.375%, 2031                                                                     1,030,834          82
       700M   Norfolk Southern Corp., 7.35%, 2007                                                  807,883          65
       300M   Union Pacific Railroad, 7.28%, 2011                                                  351,687          28
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,743,464         380
----------------------------------------------------------------------------------------------------------------------
              Utilities--6.5%
       700M   Columbia Energy Group, 6.8%, 2005                                                    694,996          56
              Consumers Energy Co.:
       735M     6.375%, 2008                                                                       683,007          55
     1,000M     6.875%, 2018                                                                     1,151,478          92
     1,000M   DPL, Inc., 6.875%, 2011                                                              938,566          75
     1,650M   Duke Capital Corp., 8%, 2019                                                       1,652,265         132
       900M   El Paso Corp., 7.375%, 2012                                                          572,545          46
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                                                   $10,000 of
   Amount   Security                                                                                 Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities (continued)
      $600M   Nisource Finance Corp., 7.875%, 2010                                                $617,771         $49
       750M   PP&L Capital Funding, Inc., 8.375%, 2007                                             829,223          66
       775M   PSI Energy, Inc., 8.85%, 2022                                                      1,025,486          82
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,165,337         653
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $101,230,021)                                             105,119,115       8,416
----------------------------------------------------------------------------------------------------------------------
              PASS THROUGH CERTIFICATES--6.1%
              Transportation--5.6%
       847M   American Airlines, 7.377%, 2019                                                      683,105          55
              Continental Airlines, Inc.:
       543M     6.748%, 2017                                                                       467,757          37
     1,688M     8.388%, 2020                                                                     1,488,277         119
       766M   Northwest Airlines, Inc., 8.072%, 2019                                               845,187          68
     1,079M   NWA Trust, 10.23%, 2006                                                            1,021,863          82
       750M   Southwest Airlines, 6.126%, 2006                                                     800,848          64
              U.S. Air, Inc.:
     1,235M     7.89%, 2019                                                                      1,266,282         101
       400M     8.02%, 2019                                                                        410,400          33
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,983,719         559
----------------------------------------------------------------------------------------------------------------------
              Utilities--.5%
       547M   Niagara Mohawk Power Corp., 7.625%, 2005                                             605,507          48
----------------------------------------------------------------------------------------------------------------------
Total Value of Pass Through Certificates (cost $8,017,053)                                       7,589,226         607
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--2.8%
     1,000M   U.S. Treasury Notes, 7.875%, 2004                                                  1,127,188          90
     2,000M   U.S. Treasury Notes, 6.625%, 2007                                                  2,355,626         189
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $3,054,336)                                     3,482,814         279
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--.7%
       800M   Virginia State Housing Development Authority,
                6.51%, 2019 (cost $695,685)                                                        842,000          67
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS INVESTMENT GRADE FUND
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                                                   $10,000 of
   Amount   Security                                                                                 Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--4.3%
      $800M   ChevronTexaco Corp., 1.71%, 10/4/02                                                 $799,886         $64
     2,600M   New York Times Company, Inc., 1.8%, 10/2/02                                        2,599,870         208
     2,000M   Wisconsin Power Co., 1.75%, 10/7/02                                                1,999,416         160
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $5,399,172)                                      5,399,172         432
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $118,396,267)                                        98.0%    122,432,327       9,801
Other Assets, Less Liabilities                                                         2.0       2,483,914         199
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $124,916,241     $10,000
======================================================================================================================

 + See note 4

++ In default as to principal and/or interest payment

See notes to financial statements




Portfolio Managers' Letter
FIRST INVESTORS FUND FOR INCOME, INC.

Dear Investor:

This is the annual report for the First Investors Fund For Income for the fiscal year ended September 30, 2002. During the period, the Fund's return on a net asset value basis was -1.5% for Class A shares and -2.3% for Class B shares, compared to a return of -2.2% for the Lipper High Current Yield fund group. During the period, the Fund declared dividends from net investment income of 25.8 cents per share on Class A shares and
23.4 cents per share on  Class B shares.

The fiscal year was another difficult time for the high yield sector. However, the benefits of investing a portion of one's assets in high yield bonds as part of an asset allocation strategy became clear. Although high yield bond returns were slightly negative, the stock market suffered a 20% loss, as measured by the Standard and Poor's 500 Index.

Macroeconomic factors that contributed to the Fund's performance during the fiscal year were the pace of economic recovery, the prospect of war, and a flight to quality by investors. The lack of sustainability of the economic recovery cut short the corporate profit cycle and concerns about a "double dip" recession caused a reduction in corporate investment. The prospect of war with Iraq and its effect on oil prices throughout the year hurt the profitability of many industrial companies. The seemingly endless stream of corporate fraud announcements and resulting market volatility shattered investor confidence and resulted in a "flight to quality" by investors. Reflecting these concerns, the yield spread between high yield bonds and Treasuries reached its widest level since the early 1990's recession.

Given the bearish market environment, market participants shifted their portfolios based on their appetite for risk. As a result of this "flight to quality," U.S. Treasuries outperformed other asset classes in the twelve months ended September 30, 2002. Asset classes perceived as less risky (i.e., U.S. Treasuries, high quality investment grade corporate bonds and government-backed mortgage securities) were the best performers in fiscal year 2002.

In this environment, the main contributor to Fund performance was its defensive positioning. Our view entering fiscal year 2002 was that the economic recovery would be slower than the market consensus. Therefore, the Fund took overweight positions in defensive industries such as cable television, consumer non-durables, and health care. For the first half of the fiscal year, this strategy worked well as the Fund outperformed its peer group. The second half of the period was a different story as one of the Fund's holdings, Adelphia Communications, was revealed to be an alleged perpetrator of corporate fraud. Even though the Fund had a small position in Adelphia, the events surrounding the fraud resulted in a reevaluation of the entire cable industry. As a result of our overweight position in the cable television sector, our performance was brought in line with that of our peers for the period.

Other factors that positively contributed to the Fund's performance were overweight positions in the forest products, consumer non-durables and chemicals sectors. Forest products companies benefited from newfound discipline in the industry. Producers added less capacity during the last price upswing and were more aggressive about reducing capacity during the downturn, thus preserving profits. Consumer non-durables benefited from continued high consumer spending, particularly on housing and related items. The chemical sector benefited from specialty chemical companies' strong performance and a recovery in the bond prices of cyclical chemical companies following the lows reached after September 11, 2001. Conversely, overweight positions in the telecommunications and wireless communications sectors hurt performance. Lower demand projections, high capital expenditures, lack of free cash flow and lack of good earnings visibility hurt the performance of both the wireless and telecommunications sectors.



Portfolio Manager's Letter (continued)
FIRST INVESTORS FUND FOR INCOME, INC.

Corporate defaults were also an important factor in the performance of the Fund and the high yield market in general. Moody's issuer-weighted default rate for speculative grade bonds ended August 2002 at 9.6%, down from a peak of 10.8% in January 2002. The good news was that the default rate fell six out of eight months in 2002. On the flip side, the default rate was at a higher level for a longer period of time (i.e., its peak was less sharp) than in previous years. For the first half of 2003, Moody forecasts that the default rate will hover in the 8.8% range before falling further.

Looking to fiscal 2003, we think that on balance the outlook for high yield bonds is good. The U.S. economy seems to be in a low-growth, low-inflation environment. While this will make it difficult for high yield issuers to "grow out" of their debts, productivity gains and low interest rates do allow some room for deleveraging. Additionally, low dollar prices on existing bonds combined with a declining default rate are bullish for our market. That said, in the short run the market may be driven more by technical factors than by fundamental factors. In the longer run, if a "double-dip" recession were to occur, the decline of default rates would slow.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ RICHARD T. BOURKE

Richard T. Bourke
Co-Portfolio Manager*

/S/ GREG MILLER

Greg Miller
Co-Portfolio Manager*

October 31, 2002

* Messrs. Bourke and Miller became the Fund's Co-Portfolio Managers on December 10, 2001.



Cumulative Performance Information
FIRST INVESTORS FUND FOR INCOME, INC.

Comparison of change in value of $10,000 investment in the First
Investors Fund For Income, Inc. (Class A shares) and the CS First Boston High Yield Index.

FUND FOR INCOME CLASS A GRAPH PLOTS
As of September 30, 2002
                                                           CS FIRST BOSTON
                                    FUND FOR INCOME       HIGH YIELD INDEX
DEC-92                                      $ 9,425                $10,000
OCT-93                                       11,120                 11,891
OCT-94                                       11,185                 11,776
OCT-95                                       13,258                 13,822
OCT-96                                       15,036                 15,539
OCT-97                                       16,933                 17,502
SEP-98                                       16,934                 17,134
SEP-99                                       17,504                 17,811
SEP-00                                       17,980                 18,153
SEP-01                                       16,147                 17,347
SEP-02                                       15,902                 17,841

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year             (1.52%)           (7.22%)
  Five Years           (0.82%)           (1.99%)
  Ten Years             5.54%             4.91%
  S.E.C. 30-Day Yield           10.10%
Class B Shares
  One Year             (2.33%)           (6.24%)
  Five Years           (1.50%)           (1.90%)
  Since Inception
  (1/12/95)             3.91%             3.91%
  S.E.C. 30-Day Yield            9.99%

The graph compares a $10,000 investment in the First Investors Fund For Income, Inc. (Class A shares) beginning 12/31/92 with a theoretical investment in the CS First Boston High Yield Index. The CS First Boston High Yield Index is designed to measure the performance of the high yield bond market. As of 9/30/02, the Index consisted of 1,574 different issues, most of which were cash pay, but also included in the Index were zero-coupon bonds, step bonds, payment-in-kind bonds and bonds which were in default. As of 9/30/02, approximately 5.6% of the market value of the Index was in default. The bonds included in the Index had an average life of 6.7 years, an average maturity of 7.0 years, an average duration of 4.1 years and an average coupon of 9.4%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/02) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 5.75% (prior to 6/17/02 and 7/1/93, the maximum sales charges were 6.25% and 6.9%, respectively). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. CS First Boston High Yield Index figures are from CS First Boston Corporation and all other figures are from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                                                   $10,000 of
   Amount   Security                                                                                 Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--84.3%
              Aerospace/Defense--2.6%
    $3,450M   Alliant Techsystems, Inc., 8.5%, 2011                                             $3,682,875         $87
     3,000M   DeCrane Aircraft Holdings, Inc., 12%, 2008                                         2,445,000          58
              L-3 Communications Corp.:
     3,000M     8%, 2008                                                                         3,120,000          74
     1,600M     7.625%, 2012 +                                                                   1,664,000          40
----------------------------------------------------------------------------------------------------------------------
                                                                                                10,911,875         259
----------------------------------------------------------------------------------------------------------------------
              Automotive--4.6%
     6,725M   Accuride Corp., 9.25%, 2008                                                        4,404,875         105
     3,400M   Asbury Automotive Group, 9%, 2012                                                  3,077,000          73
     4,208M   Cambridge Industries Liquidating Trust                                                42,084           1
     4,800M   Collins & Aikman Products Co., 11.5%, 2006                                         4,392,000         104
     5,450M   Dana Corp., 9%, 2011                                                               5,136,625         122
     1,000M   Delco Remy International, Inc., 11%, 2009                                            645,000          15
     2,500M   Special Devices, Inc., 11.375%, 2008                                               1,462,500          35
----------------------------------------------------------------------------------------------------------------------
                                                                                                19,160,084         455
----------------------------------------------------------------------------------------------------------------------
              Chemicals--6.5%
     5,350M   Hydrochem Industrial Services, Inc., 10.375%, 2007                                 4,039,250          96
     8,000M   Lyondell Chemical Co., 10.875%, 2009                                               6,360,000         151
              Millennium America, Inc.:
       500M     9.25%, 2008 +                                                                      507,500          12
     3,875M     9.25%, 2008                                                                      3,933,125          93
     3,250M   Noveon, Inc., 11%, 2011                                                            3,526,250          84
     6,900M   Terra Industries, Inc., 10.5%, 2005                                                5,968,500         142
     4,500M   Texas Petrochemicals Corp., 11.125%, 2006                                          2,857,500          68
----------------------------------------------------------------------------------------------------------------------
                                                                                                27,192,125         646
----------------------------------------------------------------------------------------------------------------------
              Consumer Non-Durables--3.7%
     3,420M   AKI, Inc., 10.5%, 2008                                                             3,300,300          78
     1,707M   Chattem, Inc., 8.875%, 2008                                                        1,728,338          41
     2,500M   GFSI, Inc., 9.625%, 2007                                                           2,009,375          48
     4,135M   Hines Horticulture, Inc., 12.75%, 2005                                             4,341,750         103
     4,000M   Playtex Products, Inc., 9.375%, 2011                                               4,290,000         102
----------------------------------------------------------------------------------------------------------------------
                                                                                                15,669,763         372
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                                                   $10,000 of
   Amount   Security                                                                                 Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Energy--7.3%
    $7,000M   Bluewater Finance, Ltd., 10.25%, 2012                                             $6,615,000        $157
     4,500M   Chesapeake Energy Corp., 9%, 2012 +                                                4,646,250         110
     3,000M   Compagnie Generale de Geophysique, 10.625%, 2007                                   2,816,250          67
     4,075M   Dresser, Inc., 9.375%, 2011                                                        3,973,125          95
              Giant Industries, Inc.:
     3,730M     9%, 2007                                                                         3,002,650          71
     6,500M     11%, 2012                                                                        4,582,500         109
              Tesoro Petroleum Corp.:
     3,000M     9%, 2008                                                                         1,725,000          41
     1,750M     9.625%, 2008                                                                     1,041,250          25
     2,343M   Vintage Petroleum, Inc., 9%, 2005                                                  2,401,575          57
----------------------------------------------------------------------------------------------------------------------
                                                                                                30,803,600         732
----------------------------------------------------------------------------------------------------------------------
              Food Service--1.3%
     5,000M   Domino's, Inc., 10.375%, 2009                                                      5,400,000         128
----------------------------------------------------------------------------------------------------------------------
              Food/Beverage/Tobacco--1.9%
     5,000M   Canandaigua Brands, Inc., 8.5%, 2009                                               5,125,000         122
     5,500M   Land O'Lakes, Inc., 8.75%, 2011                                                    2,997,500          71
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,122,500         193
----------------------------------------------------------------------------------------------------------------------
              Food/Drug--2.1%
     5,500M   Di Giorgio Corp., 10%, 2007                                                        5,417,500         129
     3,500M   Roundy's, Inc., 8.875%, 2012 +                                                     3,430,000          81
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,847,500         210
----------------------------------------------------------------------------------------------------------------------
              Forest Products/Containers--7.1%
     8,550M   AEP Industries, Inc., 9.875%, 2007                                                 8,250,750         196
     5,950M   Packaging Corp. of America, 9.625%, 2009                                           6,411,125         152
     4,000M   Potlatch Corp., 10%, 2011                                                          4,360,000         103
     3,250M   Radnor Holdings Corp., 10%, 2003                                                   2,941,250          70
     4,300M   Stone Container Corp., 9.75%, 2011                                                 4,493,500         107
     3,625M   Tekni-Plex, Inc., 12.75%, 2010                                                     3,570,625          85
----------------------------------------------------------------------------------------------------------------------
                                                                                                30,027,250         713
----------------------------------------------------------------------------------------------------------------------
              Gaming/Leisure--3.7%
     4,550M   Isle of Capri Casinos, Inc., 8.75%, 2009                                           4,641,000         110
     3,000M   John Q. Hammons Hotels, 8.875%, 2012                                               2,902,500          69
     4,000M   KSL Recreation Group, Inc., 10.25%, 2007                                           4,100,000          98
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                                                   $10,000 of
   Amount   Security                                                                                 Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Gaming/Leisure (continued)
    $2,445M   Outboard Marine Corp., 10.75%, 2008 ++                                                $3,056         $--
     3,500M   Park Place Entertainment Corp., 9.375%, 2007                                       3,718,750          88
----------------------------------------------------------------------------------------------------------------------
                                                                                                15,365,306         365
----------------------------------------------------------------------------------------------------------------------
              Health Care--6.6%
     4,700M   Advanced Medical Optics, Inc., 9.25%, 2010                                         4,629,500         110
     5,250M   ALARIS Medical Systems, Inc., 9.75%, 2006                                          5,053,125         120
     4,750M   CONMED Corp., 9%, 2008                                                             4,821,250         115
     5,200M   Fisher Scientific International, Inc., 9%, 2008                                    5,369,000         128
     4,400M   Genesis Health Ventures, Inc., 9.75%, 2005 ++                                         60,336           1
     5,750M   Integrated Health Services, Inc., 10.25%, 2006 ++                                    150,938           4
     4,500M   MedQuest, Inc., 11.875%, 2012 +                                                    4,477,500         106
     2,800M   Owens & Minor, Inc., 8.5%, 2011                                                    2,926,000          69
       500M   Rotech Healthcare, Inc., 9.5%, 2012 +                                                471,250          11
----------------------------------------------------------------------------------------------------------------------
                                                                                                27,958,899         664
----------------------------------------------------------------------------------------------------------------------
              Housing--2.1%
     2,500M   American Architectural Products Corp.,
                11.75%, 2007 ++                                                                    434,375          10
     3,150M   Integrated Electrical Services, Inc., 9.375%, 2009                                 2,811,375          67
              Nortek, Inc.:
     4,000M     9.125%, 2007                                                                     4,040,000          96
     1,500M     9.875%, 2011                                                                     1,462,500          35
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,748,250         208
----------------------------------------------------------------------------------------------------------------------
              Information Technology--1.0%
     3,100M   ChipPac International, Ltd., 12.75%, 2009                                          3,038,000          72
     3,000M   Exodus Communications, Inc., 10.75%, 2009 ++                                         165,000           4
     1,000M   Iron Mountain, Inc., 8.625%, 2013                                                  1,005,000          24
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,208,000         100
----------------------------------------------------------------------------------------------------------------------
              Investment/Finance Companies--.2%
     2,600M   Finova Group, Inc., 7.5%, 2009                                                       806,000          19
----------------------------------------------------------------------------------------------------------------------
              Manufacturing--.9%
     1,500M   Columbus McKinnon Corp., 8.5%, 2008                                                1,252,500          30
     2,500M   Day International Group, Inc., 11.125%, 2005                                       2,550,000          60
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,802,500          90
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                                                   $10,000 of
   Amount   Security                                                                                 Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Media - Broadcasting--1.4%
    $3,000M   Sinclair Broadcasting Group, Inc., 8.75%, 2011                                    $3,112,500         $74
     2,920M   Young Broadcasting Corp., 10%, 2011                                                2,642,600          63
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,755,100         137
----------------------------------------------------------------------------------------------------------------------
              Media - Cable TV--10.6%
     2,275M   Adelphia Communications Corp., 10.25%, 2011 ++                                       841,750          20
     2,000M   Century Communications Corp., 9.5%, 2005 ++                                          580,000          14
              Charter Communications Holdings, LLC:
     5,000M     8.625%, 2009                                                                     3,100,000          74
     5,500M     10%, 2009                                                                        3,437,500          82
     2,000M     10.75%, 2009                                                                     1,270,000          30
     2,000M     10.25%, 2010                                                                     1,250,000          30
     3,750M   Diamond Cable Communications PLC,
                11.75%, 2005 ++                                                                    506,250          12
     7,650M   Diva Systems Corp., 0%-12.625%, 2008 ++                                              114,750           3
    12,200M   Echostar DBS Corp., 9.375%, 2009                                                  11,773,000         279
     5,000M   LIN Holdings Corp., 0%-10%, 2008                                                   4,962,500         118
              Mediacom LLC/Mediacom Capital Corp.:
     6,500M     8.5%, 2008                                                                       5,362,500         127
     4,000M     7.875%, 2011                                                                     3,080,000          73
     2,000M   NTL, Inc., 11.5%, 2008 ++                                                            290,000           7
     2,700M   Rogers Communications, Inc., 8.875%, 2007                                          2,200,500          52
     5,850M   Star Choice Communications, Inc., 13%, 2005                                        5,703,750         135
----------------------------------------------------------------------------------------------------------------------
                                                                                                44,472,500       1,056
----------------------------------------------------------------------------------------------------------------------
              Media - Diversified--5.9%
     3,890M   Carmike Cinemas, Inc., 10.375%, 2009                                               3,559,350          84
     4,000M   Garden State Newspapers, Inc., 8.625%, 2011                                        3,930,000          93
     4,000M   Mail-Well, Inc., 5%, 2002                                                          3,905,000          93
     6,000M   Mail-Well I Corp., 8.75%, 2008                                                     2,610,000          62
     8,500M   MDC Communications Corp., 10.5%, 2006                                              7,352,500         175
     4,300M   Quebecor Media, Inc., 11.125%, 2011                                                3,461,500          82
----------------------------------------------------------------------------------------------------------------------
                                                                                                24,818,350         589
----------------------------------------------------------------------------------------------------------------------
              Metals/Mining--2.7%
     2,528M   Commonwealth Aluminum Corp., 10.75%, 2006                                          2,515,360          60
     4,200M   Euramax International PLC, 11.25%, 2006                                            4,347,000         103
     3,000M   Murrin Murrin Holdings Property, Ltd.,
                9.375%, 2007 ++                                                                    750,000          18
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
Principal                                                                                                   $10,000 of
   Amount   Security                                                                                 Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Metals/Mining (continued)
    $2,000M   Renco Metals, Inc., 11.5%, 2003 ++                                                   $50,000          $1
     4,000M   Wolverine Tube, Inc., 10.5%, 2009                                                  3,820,000          91
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,482,360         273
----------------------------------------------------------------------------------------------------------------------
              Retail - General Merchandise--2.0%
     4,000M   Big 5 Corp., 10.875%, 2007                                                         4,060,000          97
     4,000M   Michaels Stores, Inc., 9.25%, 2009                                                 4,270,000         101
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,330,000         198
----------------------------------------------------------------------------------------------------------------------
              Services--3.7%
    10,000M   Allied Waste NA, Inc., 10%, 2009                                                   9,250,000         220
     1,000M   IESI Corp., 10.25%, 2012 +                                                           965,000          23
     5,825M   Kindercare Learning Centers, Inc., 9.5%, 2009                                      5,562,875         132
----------------------------------------------------------------------------------------------------------------------
                                                                                                15,777,875         375
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--4.5%
     4,000M   Adelphia Business Solutions, Inc., 13%, 2003 ++                                       30,000           1
     6,050M   E. Spire Communications, Inc., 13%, 2005 ++                                              605          --
     5,000M   Global Crossing Holding, Ltd., 9.5%, 2009 ++                                         106,250           3
     3,500M   GT Group Telecom, Inc., 0%-13.25%, 2010 ++                                               350          --
     2,400M   ICG Services, Inc., 0%-10%, 2008 ++                                                   24,000           1
     5,000M   Intermedia Communications, Inc., 8.5%, 2008 ++                                     1,000,000          24
     2,250M   Netia Holdings BV, 11.25%, 2007 ++                                                   393,750           9
     5,500M   Nextel Communications, Inc., 0%-9.95%, 2008                                        4,097,500          97
     6,350M   Pac-West Telecommunications, Inc., 13.5%, 2009                                     2,127,250          50
              RCN Corp.:
     9,000M     0%-11.125%, 2007                                                                 1,710,000          41
       300M     0%-11%, 2008                                                                        52,500           1
     2,959M   Tritel PCS, Inc., 0%-12.75%, 2009                                                  2,204,455          52
              Triton Communications, LLC:
     8,000M     0%-11%, 2008                                                                     5,280,000         125
     1,700M     8.75%, 2011                                                                      1,130,500          27
     5,500M   Viatel, Inc., 12.5%, 2008 ++                                                              --          --
              Williams Communications Group, Inc.:
     4,500M     10.875%, 2009 ++                                                                   472,500          11
     4,000M     11.875%, 2010 ++                                                                   420,000          10
     4,000M   Worldwide Fiber, Inc., 12%, 2009 ++                                                      400          --
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
Principal                                                                                                     Invested
   Amount                                                                                                     For Each
       or                                                                                                   $10,000 of
   Shares   Security                                                                                 Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Telecommunications (continued)
              XO Communications, Inc.:
    $7,000M     12.5%, 2006 ++                                                                     $70,000          $2
     2,750M     0%--9.45%, 2008 ++                                                                  27,500           1
----------------------------------------------------------------------------------------------------------------------
                                                                                                19,147,560         455
----------------------------------------------------------------------------------------------------------------------
              Utilities--.6%
     5,500M   AES Drax Energy, Ltd., 11.5%, 2010                                                   907,500          22
     2,309M   Cathay International, Ltd., 13.5%, 2008 +                                          1,691,343          40
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,598,843          62
----------------------------------------------------------------------------------------------------------------------
              Wireless Communications--1.3%
     5,000M   Crown Castle International Corp., 9.375%, 2011                                     3,150,000          75
     5,476M   Loral Cyberstar, Inc., 10%, 2006                                                   2,163,020          51
     2,500M   McCaw International, Ltd., 13%, 2007 ++                                               37,500           1
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,350,520         127
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $492,099,607)                                             354,756,760       8,426
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--.4%
              Automotive--.0%
    37,387  * Safelite Glass Corp. - Class "B" +                                                       374          --
     2,523  * Safelite Realty Corp.                                                                     25          --
----------------------------------------------------------------------------------------------------------------------
                                                                                                       399          --
----------------------------------------------------------------------------------------------------------------------
              Consumer Cyclicals--.0%
    25,200  * Worldtex, Inc.                                                                       183,028           4
----------------------------------------------------------------------------------------------------------------------
              Health Care--.1%
    13,009  * Genesis Health Ventures, Inc.                                                        213,868           5
----------------------------------------------------------------------------------------------------------------------
              Media - Cable TV--.3%
    75,577  * Echostar Communications Corp. - Class "A"                                          1,307,482          31
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
     4,090  * Viatel, Inc.                                                                              --          --
     7,543  * Viatel Holding (Bermuda), Ltd.                                                        41,250           1
    18,224  * World Access, Inc.                                                                        27          --
----------------------------------------------------------------------------------------------------------------------
                                                                                                    41,277           1
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $9,961,315)                                                   1,746,054          41
----------------------------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
    Shares                                                                                                    For Each
        or                                                                                                  $10,000 of
  Warrants    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--3.0%
              Consumer Cyclicals--.0%
     7,714  * Worldtex, Inc. 12%, 2002                                                             $56,027          $1
----------------------------------------------------------------------------------------------------------------------
              Financial--.3%
    40,800    Astoria Financial Corp., 12%, 2013, Series "B"                                     1,071,000          25
----------------------------------------------------------------------------------------------------------------------
              Health Care--.0%
       115  * Leiner Health Products, Inc., 9.625%, 2007                                                 1          --
----------------------------------------------------------------------------------------------------------------------
              Media - Cable TV--2.7%
   170,793    CSC Holdings, Inc., 11.125%, 2008, Series "M"                                     11,229,650         267
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
    34,733    Global Crossing Holding, Ltd., 10.5%, 2008, PIK                                          347          --
     5,524    Intermedia Communications, Inc., 13.5%, 2009,
                Series "B", PIK                                                                     69,044           2
----------------------------------------------------------------------------------------------------------------------
                                                                                                    69,391           2
----------------------------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $28,514,918)                                              12,426,069         295
----------------------------------------------------------------------------------------------------------------------
              WARRANTS--.1%
              Aerospace/Defense--.0%
     3,000  * DeCrane Aircraft Holdings, Inc. (expiring 9/30/08) +                                      30          --
----------------------------------------------------------------------------------------------------------------------
              Automotive--.0%
    91,625  * Safelite Glass Corp. - Class "A" (expiring 9/29/06) +                                    916          --
    61,084  * Safelite Glass Corp. - Class "B" (expiring 9/29/07) +                                    611          --
----------------------------------------------------------------------------------------------------------------------
                                                                                                     1,527          --
----------------------------------------------------------------------------------------------------------------------
              Health Care--.0%
    26,637  * Genesis Health Ventures, Inc. (expiring 10/1/02)                                         266          --
----------------------------------------------------------------------------------------------------------------------
              Media - Cable TV--.1%
    22,950  * Diva Systems Corporation (expiring 3/1/08) +                                             230          --
   135,486  * Star Choice Communications, Inc. (expiring 12/15/05) +                               355,651           8
----------------------------------------------------------------------------------------------------------------------
                                                                                                   355,881           8
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
  Warrants                                                                                                    Invested
  Units or                                                                                                    For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
    11,500  * E. Spire Communications, Inc. (expiring 11/1/05) +                                       $--         $--
     3,500  * GT Group Telecom, Inc. (expiring 2/1/10) +                                             3,938          --
    54,020  * Loral Space Communications Ltd. (expiring 12/26/06)                                    2,161          --
----------------------------------------------------------------------------------------------------------------------
                                                                                                     6,099          --
----------------------------------------------------------------------------------------------------------------------
              Wireless Communications--.0%
     3,400  * McCaw International, Ltd. (expiring 4/15/07) +                                            34          --
     5,600  * Powertel, Inc. (expiring 2/1/06)                                                      66,508           2
----------------------------------------------------------------------------------------------------------------------
                                                                                                    66,542           2
----------------------------------------------------------------------------------------------------------------------
Total Value of Warrants (cost $5,073,471)                                                          430,345          10
----------------------------------------------------------------------------------------------------------------------
              UNITS--.6%
              Metals/Mining
     2,500    Russel Metals, Inc.,** (cost $2,500,000)                                           2,587,500          61
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--2.8%
    $5,500M   U.S. Treasury Notes, 7.25%, 2004                                                   6,067,192         144
     5,000M   U.S. Treasury Notes, 7%, 2006                                                      5,843,555         139
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $10,791,118)                                   11,910,747         283
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--6.2%
     1,100M   ChevronTexaco Corp., 1.71%, 10/4/02                                                1,099,843          26
    15,950M   Prudential Funding Corp., 1.62%, 10/7/02                                          15,945,693         379
     9,000M   Wisconsin Power Co., 1.75%, 10/7/02                                                8,997,373         214
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $26,042,909)                                    26,042,909         619
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $574,983,338)                                        97.4%    409,900,384       9,735
Other Assets, Less Liabilities                                                         2.6      11,144,222         265
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $421,044,606     $10,000
======================================================================================================================

 + See Note 4

++ In default as to principal and/or interest payment

 * Non-income producing

** Each unit consists of one Russel Metals, Inc. $600 principal amount guaranteed senior note 10%, due 2009 and one Russel Metals, Inc. USA LLC
   $400 principal amount guaranteed senior note 10%, due 2009.

See notes to financial statements




Portfolio Composition (Unaudited)
FIRST INVESTORS FUND FOR INCOME, INC.

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 2002 and the dollar weighted average of the total of the Fund's investments in zero coupon bonds, step bonds and pay-in-kind bonds during the 2002 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund's assets during the 2002 fiscal year and is not necessarily representative of the Fund as of the end of its 2002 fiscal year, the current fiscal year or at any other time in the future.

--------------------------------------------------------------------
                                               Comparable Quality of
                             Rated by          Unrated Securities to
                              Moody's         Bonds Rated by Moody's
--------------------------------------------------------------------
Aaa                           3.09%                  0.00%
Baa1                          0.72                   0.00
Baa2                          0.85                   0.00
Baa3                          0.27                   0.00
Ba1                           3.37                   0.00
Ba2                           4.37                   0.00
Ba3                           6.06                   0.00
B1                           11.36                   0.00
B2                           31.50                   0.00
B3                           23.12                   0.00
Caa1                          8.49                   0.03
Caa2                          1.28                   0.00
Caa3                          2.57                   0.94
Ca                            1.91                   0.03
C                             0.93                   0.73
--------------------------------------------------------------------
Zero Coupon Bonds             4.90%
Step Bonds                     .81%
Pay-in-kind Bonds              .77%




This page intentionally left blank.



Statement of Assets and Liabilities
FIRST INVESTORS
September 30, 2002

-----------------------------------------------------------------------------------------------
                                           CASH                      INVESTMENT
                                     MANAGEMENT      GOVERNMENT           GRADE          INCOME
-----------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                 $198,207,542    $182,099,809    $118,396,267    $574,983,338
                                   ============    ============    ============    ============
At value (Note 1A)                 $198,207,542    $187,461,880    $122,432,327    $409,900,384
Cash                                  2,542,536         439,868         478,640         493,858
Receivables:
Interest and dividends                  587,905         937,383       2,163,559      11,156,910
Shares sold                                  --       2,307,358       1,823,861       1,052,588
Investment securities sold                   --              --         529,003              --
Other assets                             24,200          27,482              64         232,843
                                   ------------    ------------    ------------    ------------
Total Assets                        201,362,183     191,173,971     127,427,454     422,836,583
                                   ------------    ------------    ------------    ------------
Liabilities
Payables:
Investment securities
purchased                             2,260,000       6,117,518       2,242,543              --
Dividends payable                         9,397          90,269          76,173         838,883
Shares redeemed                         402,048         147,556          86,614         529,296
Accrued advisory fees                    86,684          91,669          61,177         265,844
Accrued expenses                        105,522          66,337          44,706         157,954
                                   ------------    ------------    ------------    ------------
Total Liabilities                     2,863,651       6,513,349       2,511,213       1,791,977
                                   ------------    ------------    ------------    ------------
Net Assets                         $198,498,532    $184,660,622    $124,916,241    $421,044,606
                                   ============    ============    ============    ============
Net Assets Consist of:
Capital paid in                    $198,498,532    $182,601,329    $123,570,960    $667,546,117
Undistributed net investment
income (deficit)                             --          63,291        (540,137)     (1,141,323)
Accumulated net realized loss
on investments                               --      (3,366,069)     (2,150,642)    (80,277,234)
Net unrealized appreciation
(depreciation) in value of
investments                                  --       5,362,071       4,036,060    (165,082,954)
                                   ------------    ------------    ------------    ------------
Total                              $198,498,532    $184,660,622    $124,916,241    $421,044,606
                                   ============    ============    ============    ============
Net Assets:
Class A                            $192,714,697    $168,357,440    $102,372,254    $396,965,296
Class B                            $  5,783,835    $ 16,303,182    $ 22,543,987    $ 24,079,310

Shares outstanding (Note 6):
Class A                             192,714,697      14,640,027      10,275,072     150,166,782
Class B                               5,783,835       1,418,404       2,262,669       9,144,000

Net asset value and
redemption price per
share--Class A                           $ 1.00*         $11.50          $ 9.96          $ 2.64
                                         ======          ======          ======          ======
Maximum offering price per share
--Class A (Net asset
value/.9425)**                              N/A          $12.20          $10.57          $ 2.80
                                         ======          ======          ======          ======
Net asset value and offering
price per share--Class B
(Note 6)                                 $ 1.00          $11.49          $ 9.96          $ 2.63
                                         ======          ======          ======          ======

 * Also maximum offering price per share.
** On purchases of $100,000 or more, the sales charge is reduced.

See notes to financial statements




Statement of Operations
FIRST INVESTORS
Year Ended September 30, 2002

-----------------------------------------------------------------------------------------------
                                           CASH                      INVESTMENT
                                     MANAGEMENT      GOVERNMENT           GRADE          INCOME
-----------------------------------------------------------------------------------------------
Investment Income
Income:
Interest                            $ 4,526,498     $ 9,882,303     $ 6,647,267    $ 43,534,802
Dividends (Note 1F)                          --              --              --       2,330,273
                                   ------------    ------------    ------------    ------------
Total income                          4,526,498       9,882,303       6,647,267      45,865,075
                                   ------------    ------------    ------------    ------------
Expenses (Notes 1 and 3):
Advisory fees                         1,037,630       1,576,264         744,708       3,312,467
Distribution plan expenses -
Class A                                      --         369,867         204,312       1,275,851
Distribution plan expenses -
Class B                                  33,415          96,795         175,500         243,074
Shareholder servicing costs             618,656         348,971         241,292       1,056,020
Professional fees                        39,191          41,510          31,124          89,589
Custodian fees                           51,782          22,508          14,738          43,854
Reports to shareholders                  62,899          23,973          15,361          65,206
Other expenses                           61,448          38,080          27,206         128,358
                                   ------------    ------------    ------------    ------------
Total expenses                        1,905,021       2,517,968       1,454,241       6,214,419
Less: Expenses waived or
assumed                                (199,982)       (708,002)       (227,946)             --
Custodian fees paid
indirectly                              (11,250)        (15,989)         (4,521)        (14,012)
                                   ------------    ------------    ------------    ------------
Net expenses                          1,693,789       1,793,977       1,221,774       6,200,407
                                   ------------    ------------    ------------    ------------
Net investment income                 2,832,709       8,088,326       5,425,493      39,664,668
                                   ------------    ------------    ------------    ------------
Realized and Unrealized Gain
(Loss) on Investments (Note 2):

Net realized gain (loss) on
investments                                  --         873,160        (386,408)    (37,103,041)

Net unrealized appreciation
(depreciation) of
investments                                  --         636,234       1,798,504      (8,428,785)
                                   ------------    ------------    ------------    ------------
Net gain (loss) on
investments                                  --       1,509,394       1,412,096     (45,531,826)
                                   ------------    ------------    ------------    ------------
Net Increase (Decrease) in
Net Assets Resulting from
Operations                          $ 2,832,709     $ 9,597,720     $ 6,837,589    $ (5,867,158)
                                   ============    ============    ============    ============

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS

--------------------------------------------------------------------------------------------------
                                          CASH MANAGEMENT                   GOVERNMENT
                                   ----------------------------    ----------------------------
Year Ended September 30                    2002            2001            2002            2001
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment income               $ 2,832,709     $ 8,806,046     $ 8,088,326     $ 7,479,041
Net realized gain (loss) on
investments                                  --              --         873,160         315,997
Net unrealized appreciation
(depreciation) of
investments                                  --              --         636,234       5,389,394
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets resulting
from operations                       2,832,709       8,806,046       9,597,720      13,184,432
                                   ------------    ------------    ------------    ------------
Dividends to Shareholders
Net investment income - Class A      (2,805,379)     (8,700,064)     (7,695,114)     (7,381,919)
Net investment income - Class B         (27,330)       (105,982)       (426,932)       (199,583)
                                   ------------    ------------    ------------    ------------
Total dividends                      (2,832,709)     (8,806,046)     (8,122,046)     (7,581,502)
                                   ------------    ------------    ------------    ------------
Share Transactions *
Class A:
Proceeds from shares sold           276,335,247     332,059,123      43,757,168      18,477,245
Reinvestment of dividends             3,215,622       8,868,011       6,825,231       6,073,032
Cost of shares redeemed            (290,857,507)   (319,046,671)    (20,665,820)    (16,562,715)
                                   ------------    ------------    ------------    ------------
                                    (11,306,638)     21,880,463      29,916,579       7,987,562
                                   ------------    ------------    ------------    ------------
Class B:
Proceeds from shares sold             5,418,523       5,827,555      11,122,298       3,785,141
Reinvestment of dividends                32,067         100,674         414,467         168,364
Cost of shares redeemed              (3,940,787)     (3,244,200)     (1,549,612)       (840,118)
                                   ------------    ------------    ------------    ------------
                                      1,509,803       2,684,029       9,987,153       3,113,387
                                   ------------    ------------    ------------    ------------
Net increase (decrease) from
share transactions                   (9,796,835)     24,564,492      39,903,732      11,100,949
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                           (9,796,835)     24,564,492      41,379,406      16,703,879

Net Assets
Beginning of year                   208,295,367     183,730,875     143,281,216     126,577,337
                                   ------------    ------------    ------------    ------------
End of year+                       $198,498,532    $208,295,367    $184,660,622    $143,281,216
                                   ============    ============    ============    ============

+Includes undistributed net
investment income (deficit) of     $         --    $         --    $     63,291    $     97,011
                                   ============    ============    ============    ============
*Shares Issued and Redeemed
Class A:
Sold                                276,335,247     332,059,123       3,850,343       1,644,025
Issued for dividends
reinvested                            3,215,622       8,868,011         600,767         543,923
Redeemed                           (290,857,507)   (319,046,671)     (1,823,040)     (1,482,381)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
Class A shares outstanding          (11,306,638)     21,880,463       2,628,070         705,567
                                   ============    ============    ============    ============
Class B:
Sold                                  5,418,523       5,827,555         977,294         335,940
Issued for dividends
reinvested                               32,067         100,674          36,479          15,067
Redeemed                             (3,940,787)     (3,244,200)       (135,957)        (74,956)
                                   ------------    ------------    ------------    ------------
Net increase in Class B
shares outstanding                    1,509,803       2,684,029         877,816         276,051
                                   ============    ============    ============    ============





----------------------------------------------------------------------------------------------
                                         INVESTMENT GRADE                    INCOME
                                  ----------------------------    ----------------------------
Year Ended September 30                   2002            2001            2002            2001
----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment income              $ 5,425,493     $ 3,833,326    $ 39,664,668    $ 47,804,165
Net realized gain (loss) on
investments                           (386,408)       (108,970)    (37,103,041)    (23,095,097)
Net unrealized appreciation
(depreciation) of
investments                          1,798,504       2,499,813      (8,428,785)    (75,721,217)
                                  ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets resulting
from operations                      6,837,589       6,224,169      (5,867,158)    (51,012,149)
                                  ------------    ------------    ------------    ------------
Dividends to Shareholders
Net investment income - Class A     (4,810,730)     (3,350,816)    (37,692,940)    (49,420,898)
Net investment income - Class B       (904,899)       (573,815)     (1,962,017)     (2,277,502)
                                  ------------    ------------    ------------    ------------
Total dividends                     (5,715,629)     (3,924,631)    (39,654,957)    (51,698,400)
                                  ------------    ------------    ------------    ------------
Share Transactions *
Class A:
Proceeds from shares sold           47,473,392      20,259,220      43,116,454      38,648,138
Reinvestment of dividends            4,139,571       2,562,195      29,138,211      35,520,461
Cost of shares redeemed            (14,827,750)     (6,884,415)    (50,752,779)    (59,324,972)
                                  ------------    ------------    ------------    ------------
                                    36,785,213      15,937,000      21,501,886      14,843,627
                                  ------------    ------------    ------------    ------------
Class B:
Proceeds from shares sold           10,125,998       5,725,710       6,535,725       6,996,676
Reinvestment of dividends              812,606         442,030       1,175,341       1,220,342
Cost of shares redeemed             (2,085,303)     (1,025,592)     (3,483,162)     (4,204,651)
                                  ------------    ------------    ------------    ------------
                                     8,853,301       5,142,148       4,227,904       4,012,367
                                  ------------    ------------    ------------    ------------
Net increase (decrease) from
share transactions                  45,638,514      21,079,148      25,729,790      18,855,994
                                  ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                          46,760,474      23,378,686     (19,792,325)    (83,854,555)

Net Assets
Beginning of year                   78,155,767      54,777,081     440,836,931     524,691,486
                                  ------------    ------------    ------------    ------------
End of year+                      $124,916,241    $ 78,155,767    $421,044,606    $440,836,931
                                  ============    ============    ============    ============

+Includes undistributed net
investment income (deficit) of    $   (540,137)   $     45,077    $ (1,141,323)   $     49,816
                                  ============    ============    ============    ============
*Shares Issued and Redeemed
Class A:
Sold                                 4,854,850       2,053,092      14,895,545      11,664,393
Issued for dividends
reinvested                             422,822         261,672      10,076,127      10,608,739
Redeemed                            (1,519,576)       (703,963)    (17,411,428)    (17,873,888)
                                  ------------    ------------    ------------    ------------
Net increase (decrease) in
Class A shares outstanding           3,758,096       1,610,801       7,560,244       4,399,244
                                  ============    ============    ============    ============
Class B:
Sold                                 1,034,955         579,658       2,269,331       2,129,621
Issued for dividends
reinvested                              82,994          45,074         409,120         366,863
Redeemed                              (214,018)       (104,627)     (1,214,018)     (1,280,659)
                                  ------------    ------------    ------------    ------------
Net increase in Class B
shares outstanding                     903,931         520,105       1,464,433       1,215,825
                                  ============    ============    ============    ============

See notes to financial statements




Notes to Financial Statements
September 30, 2002

1. Significant Accounting Policies--First Investors Cash Management Fund, Inc. ("Cash Management Fund"), First Investors Government Fund, Inc. ("Government Fund"), First Investors Investment Grade Fund ("Investment Grade Fund"), a series of First Investors Series Fund ("Series Fund"), and First Investors Fund For Income, Inc. ("Income Fund") are registered under the Investment Company Act of 1940 (the "1940 Act") as diversified, open-end management investment companies. Each Fund accounts separately for its assets, liabilities and operations of the Fund. Series Fund offers four additional series which are not included in this report. The objective of each Fund is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with preservation of capital and maintenance of liquidity.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Income Fund primarily seeks high current income and secondarily seeks capital appreciation.

A. Security Valuation--The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. With respect to each of the other Funds, except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities, and other available information in determining values. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available, and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors/Trustees.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, federal income taxes.


At September 30, 2002, capital loss carryovers were as follows:

                                            Year Capital Loss Carryovers Expire
------------------------------------------------------------------------------------------------------------------------
Fund             Total          2003          2004          2005          2007          2008          2009          2010
----------  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
Government  $3,366,069          $ --    $ 204,508           $ --          $ --    $1,017,364    $2,144,197          $ --
Investment
Grade        1,743,359            --           --             --            --            --     1,715,940        27,419
Income      43,265,694       646,669    4,514,945      3,055,280       842,581     1,832,458    13,810,649    18,563,112


C. Distributions to Shareholders--The Cash Management Fund declares distributions daily and pays distributions monthly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income of each of the other Funds are generally declared daily and paid monthly and distributions from net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for mortgage-backed securities, capital loss carryforwards and post-October capital losses.

D. Use of Estimates--The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of Series Fund are allocated among and charged to the assets of each Fund in Series Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.



Notes to Financial Statements (continued)
September 30, 2002

F. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings of Income Fund are recognized as dividend income and recorded at the market value of the shares received. During the year ended September 30, 2002, Income Fund recognized $334,497 from these taxable "pay-in-kind" distributions. Interest income and estimated expenses are accrued daily. Bond discounts and premiums are accreted or amortized using the interest method. For the year ended September 30, 2002, the Bank of New York, custodian for the Funds, has provided total credits in the amount of $45,772 against custodian charges based on the uninvested cash balances of the Funds.

2. Security Transactions--For the year ended September 30, 2002, purchases and sales (including pay-downs on Government Fund) of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term U.S. Government obligations and short-term securities) were as follows:
                                                         Long-Term U.S.
                              Securities            Government Obligations
                    --------------------------    --------------------------
                        Cost of       Proceeds        Cost of       Proceeds
Fund                  Purchases     from Sales      Purchases     from Sales
------              -----------    -----------    -----------    -----------
Government                 $ --           $ --   $150,349,381   $111,911,212
Investment Grade     56,207,224     12,020,726             --             --
Income              102,342,984     78,817,102             --      2,187,656

At September 30, 2002, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                                                         Net
                                         Gross          Gross     Unrealized
                      Aggregate     Unrealized     Unrealized   Appreciation
Fund                       Cost   Appreciation   Depreciation  (Depreciation)
------              -----------    -----------    -----------    -----------
Government         $182,099,809     $5,372,453       $ 10,382    $ 5,362,071
Investment Grade    118,936,404      7,697,620      4,201,697      3,495,923
Income              576,905,668      8,355,716    175,361,000   (167,005,284)

3. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors/trustees of the Funds are officers and directors of the Funds' investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Investors Federal Savings Bank ("FIFSB"), custodian of the Funds' Individual Retirement Accounts. Directors/trustees of the Funds who are not "interested persons" of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended September 30, 2002, total directors/trustees fees accrued by the Funds amounted to $33,750.

The Investment Advisory Agreements provide as compensation to FIMCO an annual fee, payable monthly, at the following rates:

Cash Management Fund--.50% of the Fund's average daily net assets.

Government Fund--1% on the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. FIMCO has voluntarily waived 40% of the 1% annual fee on the first $200 million of the Fund's average daily net assets for the year ended September 30, 2002.

Investment Grade Fund--.75% on the first $300 million of the Fund's average daily net assets, .72% on the next $200 million, .69% on the next $250 million, and .66% on average daily net assets over $750 million. FIMCO has voluntarily waived 15% of the .75% annual fee on the first $300 million of the Fund's average daily net assets for the year ended September 30, 2002.

Income Fund--.75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to ..66% on average daily net assets over $750 million.

For the year ended September 30, 2002, total advisory fees accrued to FIMCO by the Funds were $6,671,069 of which $779,565 was waived. In addition, FIMCO assumed $356,365 of the Cash Management, Government and Investment Grade Funds expenses.

For the year ended September 30, 2002, FIC, as underwriter, received $3,841,643 in commissions from the sale of shares of the Funds after allowing $118,764 to other dealers. Shareholder servicing costs included $1,630,997 in transfer agent fees accrued to ADM and $318,985 in IRA custodian fees accrued to FIFSB. For the year ended September 30, 2002, FIC received contingent deferred sales charges from the redemption of Class B shares of the Cash Management Fund in the amount of $45,543. In addition, Class B shares are subject to distribution plan fees which are payable monthly to FIC at the annual rate of up to 1% of the Class B shares average daily net assets.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each of the other Funds is authorized to pay FIC a fee up to .30% of the



Notes to Financial Statements (continued)
September 30, 2002

average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annual basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 2002, total distribution plan fees accrued to FIC by the Funds amounted to $2,398,814.

4. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be sold to qualified institutional investors. At September 30, 2002, Investment Grade Fund held four 144A securities with an aggregate value of $5,098,893 representing 4.1% of the Fund's net assets and Income Fund held seventeen 144A securities with an aggregate value of $18,214,627 representing 4.3% of the Fund's net assets. These securities are valued as set forth in Note 1A.

5. High Yield Credit Risk--The investments of Income Fund in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

6. Capital--At September 30, 2002, paid-in capital of the Cash Management Fund amounted to $198,498,532. The Fund sells two classes of shares, Class A and Class B, each without an initial sales charge. Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FIC as underwriter of the Funds. Each of the other Funds also sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 5.75% (6.25% prior to June 17, 2002) of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets to each class. Of the 5,000,000,000 shares originally authorized by the Cash Management Fund, the Fund has designated 2,500,000,000 shares as Class A and 2,500,000,000 shares as Class B. Of the 1,000,000,000 shares originally authorized by both



Government Fund and Income Fund, each Fund has designated 500,000,000 shares as Class A and 500,000,000 shares as Class B. Series Fund, of which Investment Grade Fund is a series, has established an unlimited number of shares of beneficial interest for both Class A and Class B shares.

7. Change in Accounting Principle--As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to October 1, 2001, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Funds, but resulted in a restatement of the beginning balances as of October 1, 2001 on the Income Fund and the Investment Grade Fund. Based on securities held on October 1, 2001, the Income Fund reduced the cost of securities by $1,930,715 and increased net unrealized gains and losses by a corresponding $1,930,715, and the Investment Grade Fund reduced the cost of securities by $230,941 and increased net unrealized gains and losses by a corresponding $230,941. Prior years have not been restated for this change in accounting principle. The effect of this change for the year ended September 30, 2002 was as follows:

                                                                        Increase  Decrease in the
                             Increase                     Decrease        in Net     Ratio of Net
              Decrease      (Decrease)       Increase       in Net  Realized and       Investment
                in Net         In Net          In Net   Investment    Unrealized        Income to
            Investment     Unrealized        Realized       Income         Gains          Average
Fund            Income  Gains (Losses)  Gains (Losses)   Per Share     Per Share       Net Assets*
------     -----------  -------------   -------------  -----------   -----------      -----------
Investment
Grade         $330,053       $309,196        $ 20,857         $.03*         $.03*             .34%
Income         721,480         (8,385)        729,865          .01**         .01**            .17%

 * Both Class A and Class B
** Class B only


8. Tax Components of Capital and Distributions to Shareholders--The tax character of distributions declared for the years ended September 30, 2002 and September 30, 2001 consisted entirely of ordinary income as follows:

                  Distributions   Distributions
                       Declared        Declared
                   in 2002 from:   in 2001 from:
                   ------------    ------------
                       Ordinary        Ordinary
Fund                     Income          Income
---------------    ------------    ------------
Cash Management     $ 2,832,709     $ 8,806,046
Government            8,122,046       7,581,502
Investment
Grade                 5,715,629       3,924,631
Income               39,654,957      51,698,400



Notes to Financial Statements (continued)
September 30, 2002

As of September 30, 2002, the components of distributable earnings on a tax basis were:

                                                                           Total
                  Undistributed         Capital      Unrealized    Distributable
                       Ordinary            Loss    Appreciation         Earnings
Fund                     Income       Carryover   (Depreciation)        (Deficit)
---------------    ------------    ------------    ------------     ------------
Government             $ 63,291    $ (3,366,069)    $ 5,362,071      $ 2,059,293
Investment Grade             --      (1,743,359)      3,088,640        1,345,281
Income                  781,007     (43,265,694)   (204,016,824)    (246,501,511)




This page intentionally left blank.



Financial Highlights
FIRST INVESTORS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

---------------------------------------------------------------------------------------------------------------------------------
                                                              P E R   S H A R E   D A T A
               ------------------------------------------------------------------------------------------------------------------
                                                                         Less Distributions
                           Income from Investment Operations                   from
                        ----------------------------------------     -------------------------
             Net Asset                Net Realized                                                                 Net Asset
                Value,         Net  and Unrealized    Total from            Net            Net                        Value,
             Beginning  Investment  Gain (Loss) on    Investment     Investment       Realized          Total         End of
             of Period      Income     Investments    Operations         Income           Gain  Distributions         Period
---------------------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND
--------------------
Class A
-------
1997(c)         $ 1.00       $.049            $ --         $.049          $.049           $ --          $.049         $ 1.00
1998(c)           1.00        .048              --          .048           .048             --           .048           1.00
1999(b)           1.00        .032              --          .032           .032             --           .032           1.00
2000(d)           1.00        .054              --          .054           .054             --           .054           1.00
2001(d)           1.00        .050              --          .050           .050             --           .050           1.00
2002(d)           1.00        .014              --          .014           .014             --           .014           1.00

Class B
-------
1997(c)           1.00        .041              --          .041           .041             --           .041           1.00
1998(c)           1.00        .041              --          .041           .041             --           .041           1.00
1999(b)           1.00        .027              --          .027           .027             --           .027           1.00
2000(d)           1.00        .046              --          .046           .046             --           .046           1.00
2001(d)           1.00        .040              --          .040           .040             --           .040           1.00
2002(d)           1.00        .006              --          .006           .006             --           .006           1.00
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
--------------------
Class A
-------
1997(c)         $11.05       $ .69           $ .21         $ .90          $ .66           $ --          $ .66         $11.29
1998(a)          11.29         .49             .18           .67            .47             --            .47          11.49
1999(d)          11.49         .63            (.58)          .05            .61             --            .61          10.93
2000(d)          10.93         .65             .02           .67            .66             --            .66          10.94
2001(d)          10.94         .64             .48          1.12            .65             --            .65          11.41
2002(d)          11.41         .59             .09           .68            .59             --            .59          11.50

Class B
-------
1997(c)          11.04         .61             .21           .82            .59             --            .59          11.27
1998(a)          11.27         .42             .19           .61            .40             --            .40          11.48
1999(d)          11.48         .54            (.57)         (.03)           .53             --            .53          10.92
2000(d)          10.92         .57             .02           .59            .58             --            .58          10.93
2001(d)          10.93         .55             .49          1.04            .56             --            .56          11.41
2002(d)          11.41         .50             .09           .59            .51             --            .51          11.49
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                 R A T I O S / S U P P L E M E N T A L   D A T A
                  ------------------------------------------------------------------------------------------------
                                                                             Ratio to Average Net
                                                Ratio to Average Net        Assets Before Expenses
                                                      Assets++                 Waived or Assumed
                                              -----------------------       -----------------------
                                                                  Net                           Net      Portfolio
                   Total        Net Assets                 Investment                    Investment       Turnover
                  Return*    End of Period    Expenses         Income       Expenses         Income           Rate
                     (%)     (in millions)         (%)            (%)            (%)            (%)            (%)
------------------------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND
--------------------
Class A
-------
1997(c)             4.98              $140         .77           4.87           1.19           4.45             --
1998(c)             4.92               160         .80           5.00           1.14           4.66             --
1999(b)             3.29               158         .80+          4.33+          1.14+          3.99+            --
2000(d)             5.50               182         .80           5.36           1.08           5.08             --
2001(d)             4.63               204         .80           4.52            .99           4.33             --
2002(d)             1.38               193         .80           1.38            .90           1.28             --

Class B
-------
1997(c)             4.20                .3        1.52           4.12           1.94           3.70             --
1998(c)             4.14                 1        1.55           4.25           1.89           3.91             --
1999(b)             2.72                 2        1.55+          3.58+          1.89+          3.24+            --
2000(d)             4.72                 2        1.55           4.61           1.83           4.33             --
2001(d)             3.85                 4        1.55           3.77           1.74           3.58             --
2002(d)              .63                 6        1.55            .63           1.65            .53             --
------------------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
--------------------
Class A
-------
1997(c)             8.40              $170        1.34           6.16           1.64           5.86            134
1998(a)             6.03               161        1.28+          5.71+          1.62+          5.37+            62
1999(d)              .50               140        1.19           5.58           1.57           5.20             99
2000(d)             6.38               124        1.12           6.05           1.55           5.62             26
2001(d)            10.49               137        1.10           5.70           1.53           5.27             59
2002(d)             6.16               168        1.10           5.21           1.56           4.75             75

Class B
-------
1997(c)             7.60                 2        2.04           5.46           2.34           5.16            134
1998(a)             5.54                 3        1.98+          5.01+          2.32+          4.67+            62
1999(d)             (.25)                3        1.93           4.84           2.31           4.46             99
2000(d)             5.56                 3        1.87           5.30           2.30           4.87             26
2001(d)             9.77                 6        1.85           4.95           2.28           4.52             59
2002(d)             5.29                16        1.85           4.46           2.31           4.00             75
------------------------------------------------------------------------------------------------------------------

See notes to financial statements




Financial Highlights (continued)
FIRST INVESTORS

---------------------------------------------------------------------------------------------------------------------------------
                                                              P E R   S H A R E   D A T A
               ------------------------------------------------------------------------------------------------------------------
                                                                         Less Distributions
                           Income from Investment Operations                   from
                        ----------------------------------------     -------------------------
             Net Asset                Net Realized                                                                 Net Asset
                Value,         Net  and Unrealized    Total from            Net            Net                        Value,
             Beginning  Investment  Gain (Loss) on    Investment     Investment       Realized          Total         End of
             of Period      Income     Investments    Operations         Income           Gain  Distributions         Period
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE
--------------------
Class A
-------
1997(c)         $ 9.93       $ .62           $ .25         $ .87          $ .61          $ .03          $ .64         $10.16
1998(a)          10.16         .46             .36           .82            .45             --            .45          10.53
1999(d)          10.53         .57            (.79)         (.22)           .58            .07            .65           9.66
2000(d)           9.66         .60            (.14)          .46            .58            .01            .59           9.53
2001(d)           9.53         .61             .41          1.02            .63             --            .63           9.92
2002(d)**         9.92         .55             .07           .62            .58             --            .58           9.96

Class B
-------
1997(c)           9.94         .55             .26           .81            .55            .03            .58          10.17
1998(a)          10.17         .41             .36           .77            .40             --            .40          10.54
1999(d)          10.54         .50            (.79)         (.29)           .51            .07            .58           9.67
2000(d)           9.67         .54            (.14)          .40            .52            .01            .53           9.54
2001(d)           9.54         .54             .41           .95            .56             --            .56           9.93
2002(d)**         9.93         .48             .06           .54            .51             --            .51           9.96
---------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
--------------------
Class A
-------
1997(c)         $ 4.29       $ .38           $ .14         $ .52          $ .38           $ --          $ .38         $ 4.43
1998(a)           4.43         .29            (.26)          .03            .29             --            .29           4.17
1999(d)           4.17         .40            (.27)          .13            .38             --            .38           3.92
2000(d)           3.92         .35            (.26)          .09            .38             --            .38           3.63
2001(d)           3.63         .33            (.68)         (.35)           .35             --            .35           2.93
2002(d)**         2.93         .26            (.29)         (.03)           .26             --            .26           2.64

Class B
-------
1997(c)           4.28         .34             .15           .49            .35             --            .35           4.42
1998(a)           4.42         .26            (.26)           --            .26             --            .26           4.16
1999(d)           4.16         .37            (.27)          .10            .36             --            .36           3.90
2000(d)           3.90         .33            (.26)          .07            .36             --            .36           3.61
2001(d)           3.61         .31            (.67)         (.36)           .33             --            .33           2.92
2002(d)**         2.92         .24            (.30)         (.06)           .23             --            .23           2.63
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                 R A T I O S / S U P P L E M E N T A L   D A T A
                  ------------------------------------------------------------------------------------------------
                                                                             Ratio to Average Net
                                                Ratio to Average Net        Assets Before Expenses
                                                      Assets++                 Waived or Assumed
                                              -----------------------       -----------------------
                                                                  Net                           Net      Portfolio
                   Total        Net Assets                 Investment                    Investment       Turnover
                  Return*    End of Period    Expenses         Income       Expenses         Income           Rate
                     (%)     (in millions)         (%)            (%)            (%)            (%)            (%)
------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE
--------------------
Class A
-------
1997(c)             9.14              $ 45        1.11           6.18           1.43           5.86             34
1998(a)             8.29                50        1.10+          6.02+          1.40+          5.72+            49
1999(d)            (2.21)               49        1.10           5.70           1.38           5.42             18
2000(d)             5.03                47        1.10           6.36           1.35           6.11             62
2001(d)            10.93                65        1.10           6.22           1.28           6.04             21
2002(d)**           6.48               102        1.10           5.63           1.33           5.40             13

Class B
-------
1997(c)             8.40                 3        1.81           5.48           2.13           5.16             34
1998(a)             7.73                 5        1.80+          5.32+          2.10+          5.02+            49
1999(d)            (2.90)                7        1.80           5.00           2.08           4.72             18
2000(d)             4.31                 8        1.80           5.66           2.05           5.41             62
2001(d)            10.15                13        1.84           5.48           2.02           5.30             21
2002(d)**           5.61                23        1.85           4.88           2.08           4.65             13
------------------------------------------------------------------------------------------------------------------
INCOME FUND
--------------------
Class A
-------
1997(c)            12.62              $439        1.15           8.63            N/A            N/A             45
1998(a)              .49               410        1.27+          8.68+           N/A            N/A             28
1999(d)             3.13               389        1.29           9.71            N/A            N/A             28
2000(d)             2.46               501        1.29           9.55            N/A            N/A             14
2001(d)           (10.20)              418        1.30           9.81            N/A            N/A             18
2002(d)**          (1.52)              397        1.35           8.90            N/A            N/A             20

Class B
-------
1997(c)            11.95                 6        1.85           7.93            N/A            N/A             45
1998(a)             (.06)                9        1.97+          7.98+           N/A            N/A             28
1999(d)             2.29                14        1.99           9.01            N/A            N/A             28
2000(d)             1.81                23        1.99           8.85            N/A            N/A             14
2001(d)           (10.62)               22        2.00           9.11            N/A            N/A             18
2002(d)**          (2.33)               24        2.05           8.20            N/A            N/A             20
------------------------------------------------------------------------------------------------------------------

  * Calculated without sales charges

 ** Prior to October 1, 2001, the Income Fund and the Investment Grade
    Fund did not amortize premiums on debt securities. The per share data and ratios prior to October 1, 2001 have not been restated. The cumulative effect of this accounting change had no impact on total net assets of the Funds.

  + Annualized

 ++ Net of expenses waived or assumed (Note 3)

(a) For the period January 1, 1998 to September 30, 1998.

(b) For the period January 1, 1999 to September 30, 1999.

(c) For the calendar year ended December 31.

(d) For the fiscal year ended September 30.

See notes to financial statements




Independent Auditors' Report

To the Shareholders and Boards of Directors/Trustees of First Investors Cash Management Fund, Inc.
First Investors Government Fund, Inc.
First Investors Investment Grade Fund
First Investors Fund For Income, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the First Investors Cash Management Fund, Government Fund, Investment Grade Fund (a series of First Investors Series Fund), and Fund For Income as of September 30, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Cash Management Fund, Government Fund, Investment Grade Fund, and Fund For Income at September 30, 2002, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                                     Tait, Weller & Baker

Philadelphia, Pennsylvania
November 1, 2002



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

FIRST INVESTORS TAXABLE BOND AND MONEY MARKET FUNDS
Directors/Trustees and Officers*

                            Position(s)
                            Held with                Principal                Number of       Other
                            Funds and                Occupation(s)            Portfolios in   Trusteeships
                            Length of                During Past              Fund Complex    Directorships
Name, Age and Address       Service                  5 Years                  Overseen        Held
---------------------       ------------------       ------------------       ------------    ------------

                                    DISINTERESTED DIRECTORS/TRUSTEES

Robert M. Grohol 69         Director/Trustee         None/Retired             50              None
263 Woodland Road           since 6/30/00
Madison, NJ 07940

Rex R. Reed 80              Director/Trustee         None/Retired             50              None
259 Governors Drive         since 3/31/84
Kiawah Island, SC 29455

Herbert Rubinstein 81       Director/Trustee         None/Retired             50              None
695 Charolais Circle        since 9/20/79
Edwards, CO 81632

James M. Srygley 69         Director/Trustee         Owner                    50              None
39 Hampton Road             since 1/19/95            Hampton
Chatham, NJ 07928                                    Properties

Robert F. Wentworth 73      Director/Trustee         None/Retired             50              None
217 Upland Downs Road       since 10/15/92
Manchester Center, VT 05255



                            Position(s)
                            Held with                Principal                Number of       Other
                            Funds and                Occupation(s)            Portfolios in   Trusteeships
                            Length of                During Past              Fund Complex    Directorships
Name, Age and Address       Service                  5 Years                  Overseen        Held
---------------------       ------------------       ------------------       ------------    ------------

                                          INTERESTED DIRECTORS/TRUSTEES**

Glenn O. Head 77            Director/Trustee         Chairman of              50              None
c/o First Investors         since 1968               First Investors
Management Company, Inc.                             Corporation,
95 Wall Street                                       Chairman of
New York, NY 10005                                   First Investors
                                                     Consolidated
                                                     Corporation,
                                                     Chairman of
                                                     First Investors
                                                     Management
                                                     Company, Inc.,
                                                     Chairman of
                                                     Administrative Data
                                                     Management Corp.,
                                                     and officer of
                                                     other affiliated
                                                     companies***

Kathryn S. Head 46          Director/Trustee         Vice President           50              None
c/o First Investors         since 3/17/94            of First Investors
Management Company, Inc.                             Corporation,
581 Main Street             President                President of
Woodbridge, NJ 07095        since 11/15/01           First Investors
                                                     Consolidated
                                                     Corporation,
                                                     President of
                                                     First Investors
                                                     Management
                                                     Company, Inc.,
                                                     President of
                                                     Administrative Data
                                                     Management Corp.,
                                                     Chairman of
                                                     First Investors
                                                     Federal Savings
                                                     Bank and
                                                     officer of
                                                     other affiliated
                                                     companies***



FIRST INVESTORS TAXABLE BOND AND MONEY MARKET FUNDS
Directors/Trustees and Officers* (continued)

                            Position(s)
                            Held with                Principal                Number of       Other
                            Funds and                Occupation(s)            Portfolios in   Trusteeships
                            Length of                During Past              Fund Complex    Directorships
Name, Age and Address       Service                  5 Years                  Overseen        Held
---------------------       ------------------       ------------------       ------------    ------------

                                 INTERESTED DIRECTORS/TRUSTEES (continued)

Larry R. Lavoie 55          Director/Trustee         General Counsel          50              None
c/o First Investors         since 9/17/98            First Investors
Management Company, Inc.                             Corporation
95 Wall Street                                       and other
New York, NY 10005                                   affiliated
                                                     companies***

John T. Sullivan 70         Director/Trustee         Of Counsel               50              None
c/o First Investors         since 9/20/79            Hawkins,
Management Company, Inc.                             Delafield &
95 Wall Street                                       Wood; Director
New York, NY 10005                                   and Chairman
                                                     of Executive
                                                     Committee of
                                                     First Investors
                                                     Corporation

  * Each Trustee/Director serves for an indefinite term with the Funds, until his/her successor is elected.

 ** Mr. Head and Ms. Head are interested trustees/directors because (a) they are indirect owners of more than 5% of the voting stock of the adviser and principal underwriter of the Funds, and (b) they are officers, directors and employees of the adviser and principal underwriter of the Funds. Ms. Head is an officer of the Funds and the daughter of Mr. Head. Mr. Lavoie is an interested trustee/director of the Funds because he is an officer of the adviser and principal underwriter of the Funds. Mr. Sullivan is an interested trustee/director because he is a director and Chairman of the Executive Committee of First Investors Corporation.

*** Other affiliated companies consist of: First Investors Realty
    Company, Inc., First Investors Life Insurance Company, First Investors
    Leverage Corporation, Route 33 Realty Corporation, First Investors
    Credit Funding Corporation, N.A.K. Realty Corporation, Real Property
    Development Corporation, School Financial Management Services, Inc.,
    First Investors Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.



                            Position(s)
                            Held with                Principal                Number of       Other
                            Funds and                Occupation(s)            Portfolios in   Trusteeships
                            Length of                During Past              Fund Complex    Directorships
Name, Age and Address       Service                  5 Years                  Overseen        Held
---------------------       ------------------       ------------------       ------------    ------------

                                 OFFICER(S) WHO ARE NOT DIRECTORS/TRUSTEES

Joseph I. Benedek 45        Treasurer                Treasurer                50              None
c/o First Investors         since 1988               and Principal
Management Company, Inc.                             Accounting Officer
581 Main Street
Woodbridge, NJ 07095

Concetta Durso 65           Vice President           Vice President of        50              None
c/o First Investors         and Secretary            First Investors
Management Company, Inc.    since 1984               Management
95 Wall Street                                       Company, Inc.
New York, NY 10005                                   and Secretary
                                                     of the
                                                     First Investors
                                                     Family of
                                                     Funds

George V. Ganter 50         Vice President           Portfolio Manager        2               None
c/o First Investors         since 2000               of First Investors
Management Company, Inc.                             Management
95 Wall Street                                       Company, Inc.
New York, NY 10005

Michael J. O'Keefe 36       Vice President           Portfolio Manager        3               None
c/o First Investors         since 1996               of First Investors
Management Company, Inc.                             Management
95 Wall Street                                       Company, Inc.
New York, NY 10005

Clark D. Wagner 43          Vice President           Director of              19              None
c/o First Investors         since 1991               Fixed Income
Management Company, Inc.                             (previously Chief
95 Wall Street                                       Investment Officer)
New York, NY 10005                                   of First Investors
                                                     Management
                                                     Company, Inc.



FIRST INVESTORS TAXABLE BOND AND MONEY MARKET FUNDS

Shareholder Information
--------------------------------------------------
Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
1818 Market Street
Philadelphia, PA 19103

The Cash Management Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. However, there can be no assurance that the Fund will be able to do so or achieve its investment objective. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

It is the Funds' practice to mail only one copy of their annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Funds' prospectus.



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